UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21479

                    MADISON HARBOR BALANCED STRATEGIES, INC.
               (Exact name of registrant as specified in charter)

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                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                    (Address of principal executive offices)

                                    --------

                    Madison Harbor Balanced Strategies, Inc.
                    Edward M. Casal, Chief Executive Officer
                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                     (Name and address of agent for service)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-380-5500

                     DATE OF FISCAL YEAR END: MARCH 31, 2010

                    DATE OF REPORTING PERIOD: MARCH 31, 2010

ITEM 1.    REPORTS TO SHAREHOLDERS.

The annual report to shareholders for the period ended March 31, 2010 is filed herewith.


                                                                Managed by
                                                          (AVIVA INVESTORS LOGO)

Madison Harbor Balanced Strategies, Inc.

Access to Private Real Estate Opportunities

                                                                   ANNUAL REPORT

                                                                  MARCH 31, 2010

                                   (GRAPHIC)

Our Adviser's Mission

PROGRESSIVENESS

Being progressive is having a vision of the future, encouraging innovation and improvement, and championing continuous learning. It is about leading the industry by listening and responding to customers and keeping ahead of the competition.

INTEGRITY

Integrity is behaving in a way consistent with professional and ethical standards. It is being open, honest and keeping commitments, taking personal responsibility for what we say and do. It is about earning trust and respect through honesty and fairness.

PERFORMANCE

Performance-driven is having clear goals and achieving them by everyone working towards them in an efficient manner.

TEAMWORK

Teamwork is the lifeblood of Aviva. It means commitment to a common vision and objectives, depending on one another, pulling together and sharing knowledge and learning. It is creating a sense of community and belonging in how we operate as a business. It means taking pride in Aviva's achievements.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the "Fund").

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund's shares are not traded on any securities exchange or any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund's outstanding shares.

The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.

Table of Contents

Letter to Shareholders .....................................................    1
Our View ...................................................................    4
Your Portfolio .............................................................   13
Manager Highlights .........................................................   18
Consolidated Financial Statements ..........................................   21
   Report of Independent Registered Public Accounting Firm .................   21
   Consolidated Statement of Assets and Liabilities ........................   22
   Consolidated Schedule of Investments ....................................   23
   Consolidated Statement of Operations ....................................   25
   Consolidated Statements of Changes in Net Assets ........................   26
   Consolidated Statement of Cash Flows ....................................   27
   Consolidated Financial Highlights .......................................   28
   Notes to Consolidated Financial Statements ..............................   29
Private Equity Funds and the J-Curve .......................................   38
Privacy Policy .............................................................   39
Management Team and Independent Directors ..................................   40

Letter to Shareholders

May 17, 2010

Dear Shareholders,

In our view, the current state of the economy and of commercial real estate might best be described as turbulent and confused. While there is a clear sense in the real estate community that the worst is behind us, we find it difficult to expect a strong rebound until job formation gathers further strength. And while the pace of real estate valuation declines seems to be moderating, we continue to believe that a defensive stance is warranted and that interests in commercial real estate are best acquired from parties that are motivated to undertake transactions for liquidity reasons. We note that the U.S. commercial real estate industry has over $1 trillion in debt maturing over the next three years, and that much of this would not qualify for full refinancing under current underwriting standards. With over 700 banks on the FDIC watch list, one cannot expect the next two years to be business as usual.

The good news is that over the last six months, economic recovery appears to have taken hold in the U.S. First quarter GDP grew at a 3.2% rate, the third consecutive quarter of growth after four straight negative quarters. In addition, unemployment fell to a still uncomfortably high 9.7% through March 2010, after peaking at 10.1% in October 2009.

These positive economic signals notwithstanding, serious uncertainties persist - any one of which could alter the trajectory of future U.S. GDP growth and employment, as well as inflation and currency performance. Domestically, these include the economic repercussions of reversing accommodative fiscal and monetary stimulus, continued growth of federal budget deficits, strains within state and local budgets, and implementation of financial reform. Importantly, we are not at all certain that the U.S. consumer is prepared to revert to its spendthrift ways. International events may also have strong repercussions at home. We continue to monitor sovereign issues in Europe, political tensions in the Middle East, and the economic policy in China, which has acted as a strong buffer to potential economic declines throughout Asia.

On the U.S. commercial real estate front, fundamentals continue to decline in most markets, while the valuation story appears to be a tale of two worlds. Fundamentals are weak simply because job formation is weak, and while consumer sentiment is improving, economic activity, particularly with regard to discretionary spending, remains largely subdued. As poor economic performance has resulted in job losses, high vacancies, steeper concessions and ultimately lower rents, aggressive near term rent increases - even on high quality assets - could prove challenging.

Valuations for the highest quality assets are improving on a yield basis, if not certainly on a price per square foot basis. Some market participants are taking this opportunity to acquire attractive properties at historically reasonable valuation levels utilizing little to no leverage, as debt underwriting standards remain stringent (or in our view - appropriate) although debt financing is clearly more available than last year. Even troubled markets can show signs of optimism, we have heard that certain recently closed assets in top-tier markets were underwritten assuming steep rent increases over the next three years, as high as 30%. It is another story for properties at the other end of the spectrum. Lesser quality, transitional and marginally-located assets continue to have difficulty attracting equity and debt capital and as such their valuations appear to continue to be declining.

In the first quarter of 2010, the capital markets continued to post gains. The S&P 500 index was up 4.9%, its fourth straight quarter of growth. The FTSE NAREIT U.S. Real Estate Index (the index tracking public real estate investment trusts) gained 9.6% in the first quarter, as REITs continue to outperform the broader market albeit at a lower pace than in 2009.(1) Private market performance was less strong. The NCREIF Index (the appraisal-based index for private real estate) posted a 0.76% gain, its first positive showing in six quarters.(2) The NCREIF Index's worst performance this cycle was negative 8.3% in the fourth quarter of 2008 and fell 23.9% peak to trough in the current cycle. An alternate and often preferred index for private real estate, the MIT Transactions-Based Index (the index tracking prices of properties sold from the NCREIF Index database), fell 4.9% in the fourth quarter (the first quarter numbers have yet to be released) erasing the 4.4% upswing in the third quarter. The MIT Index is now down 39.5% from its second quarter 2007 peak.(3)

Despite significant value declines, the Fund continues to moderately outperform the MIT Index. The Fund's net asset value declined by 4.1% this quarter to $634.18 per share and is now 37.9% below its September 2007 peak. Moreover, the Fund's returns include the effects of leverage at the underlying fund level - which compounds price movements, although this effect is offset in part by the Fund's cash and short-term investments position. The MIT index assumes no leverage at the property level.

In the near term, we expect U.S. commercial real estate values and fundamentals to continue weakening, due to persistently high unemployment levels (6.7 million long-term unemployed) and the effect of deleveraging on the consumer and businesses. Globally, we remain skeptical of the recoveries that appear to be underway, particularly in the U.K. but in China as well. Going forward, we believe that real estate will continue to suffer until investors, and consumers, grow confident that improvement in the macro situation is at hand.

THE FUND

By the end of the first quarter, 75% of the Fund's total commitments had been drawn (up from 74% last quarter), with the balance still available for investment. Twenty percent of total commitments are earmarked for three funds still in their investment periods and thus poised to exploit market distress. The remaining 5% of the Fund's commitments is expected to be called to reduce maturing debt and fund working capital obligations.

Our underlying managers, all of whom we met or spoke with during the quarter, continue to report extremely challenging real estate market conditions and remain focused on balance sheet management and maximizing the profitability of existing assets through tenant retention and lease-up. As we have mentioned in prior reports, certain of the underlying funds are facing more challenges than others. In the YOUR PORTFOLIO section, we note the issues facing Barrow Street, Keystone, Legacy I, Legacy II, RREEF III, and Transwestern, including near term debt maturities, potential recapitalization needs, working capital shortfalls and exposure to troubled asset classes. Of note, and as discussed in YOUR PORTFOLIO, one of our managers, Keystone, currently estimates that $20 million of additional equity may be needed to finance new tenancy, address near term debt maturities and provide fund level liquidity. We are currently evaluating this particular investment and remain in close dialogue with management regarding additional liquidity needs.

While some of our underlying funds are struggling with debt maturity and working capital issues, and all are being challenged by current market conditions, several are sitting on considerable dry powder earmarked for deployment into what could be shaping up to be the most attractive acquisition environment in many years. Despite considerable market stress, three of our funds (Five Arrows, Guardian and Legg) that are either near or at the end of their investment periods are still on track to perform relatively well. While we remain disappointed with the declining value of the portfolio, and with the managers who unexpectedly assumed outsized risk, we

----------
(1)  National Association of Real Estate Investment Trusts, www.nareit.com

(2)  National Council of Real Estate Investment Fiduciaries, www.ncreif.com

(3) MIT/CRE Transactions-Based Index (TBI) of Institutional Commercial Property Investments Performance, http://web.mit.edu/cre/research/credl/tbi.html continue to believe that the Fund has benefitted from the portfolio's diversification and defensive investment strategies. We describe the portfolio in more detail in the following YOUR PORTFOLIO section.

Minimal distributions were received in the first quarter, reflecting market dislocation and the need for managers to reserve cash to pay down debt and fund tenant acquisition and improvements costs. As such, dividend distributions are unlikely in the near term, and the Fund's Board has determined that no tender offer will be made this year as we seek to assure adequate liquidity to meet our remaining capital commitments. We also note that, with all the Fund's capital committed, should any underlying funds need fresh capital, the Fund could face dilution if it cannot contribute its pro rata share of any recapitalization equity raised.

VALUATION

Portfolio valuation remains a primary issue, particularly because no listed market exists for our investments. In commercial real estate, transaction volumes remain low, leaving precious little data for analysts to rely upon. Nevertheless, under U.S. generally accepted accounting principles (U.S. GAAP) your Fund is required to present the value of its investments at "Fair Value" as of the date of our report.

By necessity, we set the Fund's net asset value each quarter based initially on the most recent net asset value information provided to us by each of the underlying fund managers, usually for the prior quarter. This quarter-lag presents a manageable valuation issue during "normal" times, but with the precipitous economic and capital market declines having taken place since mid-2008, we have found it necessary to undertake additional analysis and deliberation and to make significantly greater valuation adjustments than have been made in prior quarters.

As always, we began with the latest net asset value and other financial information available for each fund, primarily fourth quarter financials. We then reviewed each portfolio and determined, on a case-by-case basis, whether it would be prudent, and necessary under U.S. GAAP, to make a valuation adjustment to the latest net asset value provided by each manager. For this latest quarter, we are carrying a cumulative valuation adjustment of -$3.9 million, which covers 12 of our 14 underlying funds. If we had not made these adjustments, the NAV of the Fund would be higher by 14.9%. While this valuation adjustment was smaller than last quarter's -$5.6 million adjustment, the improvement was offset by underlying manager reported declines totaling $2.8 million. In the future, we will continue to determine whether to create, increase, decrease or maintain an adjustment for each underlying fund in order to best determine the net asset value of the Fund.

OUTLOOK

Although a recovery seems to be underway in the broader economy, it appears as though 2010 will continue to be extremely difficult for real estate investors in the U.S. Fortunately, the Fund has committed but undrawn capital for new investments and was, by-and-large, invested in defensive strategies. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that we believe offer an attractive balance of risk and reward to assist our shareholders toward their long-term investing goals. We value our relationship with you as our investment partners and we stand ready to respond to any questions you may have.

Sincerely,


/s/ Edward M. Casal                     /s/ Russell H. Bates

Edward M. Casal                         Russell H. Bates
Chairman and Chief Executive Officer    Executive Vice President

Our View

1Q 2010

"NOW THIS IS NOT THE END. IT IS NOT EVEN THE BEGINNING OF THE END. BUT IT IS, PERHAPS, THE END OF THE BEGINNING." (1)

                                                           Sir Winston Churchill

AND AT THE TURN...

After its worst annual result in thirty years, global GDP is projected to return a positive 3.9% in 2010,(2) marking the likely end to the worst synchronized global contraction in the post-war era. Nevertheless, future demand drivers worldwide are far from certain and downside risks are prevalent. In addition, while some regions are undergoing vigorous economic recovery, financial systems around the world remain heavily impaired and eventually fiscal stimulus, a major economic crutch, will gradually be withdrawn before inflationary pressures create new challenges. While forecasting is always a poor science, this time it is particularly difficult as both the problems of the credit crisis and the responses to it are unprecedented.

In past issues, we have spent considerable time writing about macro trends important to designing investment strategies on which there is relative agreement in the business community, such as long term global demographic trends, middle class and urbanization growth, and the evolution of relative economic and political power from west to east. This quarter, we review a number of important turn-of-the-decade cross currents or relative uncertainties investors should consider carefully and that will likely affect investment returns for years to come.

2010 CROSS CURRENTS

With the first decade of the century behind us, it is worth recounting some of the events we have all battled, and survived. We look back and remember the decade began with a dot-com collapse and the events of 9/11. From there, we passed through a war in Iraq, a worldwide housing and consumption bubble and a cyclical peak in commercial real estate. Mirroring to some degree the way the decade began, the final two years of this decade have proven particularly challenging, this time with the collapse in financial markets and global trade.

As we look forward to the next decade, we have confidence that markets will recover. The global economy may even end up on sounder footing, though not without enduring significant costs. Nevertheless, while we may have been uneasy in the mid 00's due to high valuations, we are now uneasy due to the presence of very powerful cross-currents, which make the way forward far from clear.

The following issues are the focus of serious debate between the economic, political and business community, as well as the general public. As investors begin to dip a toe back into the real estate markets his year, we suggest that continued focus on these macro issues will pay dividends in the long run.

INFLATION VS. DEFLATION

To us, the biggest investment uncertainty may be the inflation/deflation debate. As we've written in the past, we believe that this downturn is best categorized as a balance sheet driven recession and the resulting spikes in unemployment are likely to produce continued deleveraging and, as a result, deflationary pressures. These very strong pressures are on top of long-term deflationary pressures that result from relatively inexpensive labor that continues to enter the global economic system from the emerging world, China and India in particular.

----------
(1) From a speech at Lord Mayor's Luncheon, Mansion House, London, November 10, 1942. Referring to the British victory over the German Afrika Korps at the Second Battle of El Alamein in Egypt.

(2)  Projection by the International Monetary Fund

                        GLOBAL INCREASE IN UNEMPLOYMENT

                              (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

Of course, the stimulative monetary and fiscal policies being carried out in major world economies would normally create extensive inflationary pressures. Increased government spending, a sustained period of low interest rates and governments printing money at breakneck speed have historically been precursors to inflationary periods. We note however that Japan's experience since 1990 strongly suggests that even sustained fiscal deficits, zero interest rates and quantitative easing may not lead to soaring inflation in post bubble economies that suffered from excess capacity and balance sheet overhang.

So which will prevail, and does it matter? Yes it does matter because inflation expectations will affect interest rates and actual inflation will affect the cost of construction - both considerations in real estate investing. Relative levels of inflation across countries also affect currency valuations in meaningful ways.

We've heard strong arguments on both sides. We take the view that, while there are strong similarities between the situations in the U.S. and U.K. today and the Japan of the 1990s (large asset price bubbles, huge expansions in credit, massive overleveraging of the financial sector, followed by a post bubble collapse), fiscal and monetary expansion to stave off true depression following the bubble collapse has been much more aggressive in the U.S. and U.K. So, on balance, near-term deflation is less likely a problem. At the same time, while technical factors mean inflation may jump sharply around the turn of the year in developed countries, it should then fall back as a large output gap persists. Importantly, and in contrast to those whipping up populist frenzy, we view the likelihood of hyperinflation as low given the massive private sector deleveraging underway.

                             INFLATION PROJECTIONS

                              (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

Readers of inflationary tea leaves might point to the significant run-ups in risk assets, such as equities and commodities, after bottoming out at record lows in the first quarter of 2009 as a sign of impending inflation. We would say that inflation seems a greater danger only if the U.S. and U.K. cease to be able to sell public debt on favorable terms due to the deterioration of fiscal balances and a spike in public debt, forcing central banks to step in as buyers of last resort. We do not currently see this as a significant risk; however, we are vigilant of it as per the Sovereign Risk section below.

REAL ESTATE IMPLICATION: CONTINUED DELEVERAGING IS LIKELY TO RESULT IN AN ECONOMIC DRAG IN THE DEVELOPED WORLD, RESULTING IN WEAK REAL ESTATE FUNDAMENTALS, AND REDUCED DEMAND FOR CONSTRUCTION PRODUCTS. ACCORDINGLY, "COST-PUSH" INFLATION IS NOT EXPECTED TO BE STRONG, PARTICULARLY GIVEN CHINA'S SHIFT TO BEING A STEEL EXPORTER AND DESIRE TO SLOW POTENTIAL BUBBLES DOMESTICALLY. OUR EXPECTATION OF BELOW-TREND LINE INFLATION NEAR-TERM WILL LIKELY COINCIDE WITH WEAK RENTAL RATE GROWTH, AS RENTS CONTINUE TO SUFFER UNDER DECLINING OCCUPANCIES. IRONICALLY, IF THIS VIEW BECOMES PERVASIVE - IT IS NOT TODAY - LOW INFLATION EXPECTATIONS WILL LEAD TO LOWER INTEREST RATES (ASSUMING SOVEREIGN RISK REMAINS UNDER CONTROL, SEE BELOW...) AND LOWER COST OF EQUITY IN GENERAL, BOTH VERY POSITIVE VALUE FORCES FOR REAL ESTATE IN GENERAL.

QUANTITATIVE EASING

There is a fair amount of consensus among economists that monetary stimulus policies will likely be withdrawn from the market as recovery trends produce the fuel necessary for economic growth. Indeed, the Fed recently made its first move, by increasing the cost at which banks may borrow from its "Discount Window". The question, of course, is then one of timing regarding further tightening globally.

To be sure, the absence of quantitative easing policies will change the supply/demand balance in capital markets, likely resulting in:

          - upward movement in government bond yields (as the risk-free rate is reset to higher levels),

          - a flattening of the yield curve (as short term rates begin to narrow the gap with long term rates),

          - P/E multiple compression (as higher debt service requirements put downward pressure on corporate earnings), and

          - stabilization of the US dollar (as dollar denominated interest rates grow relatively more competitive).

                      POLICY RATES IN US, EUROZONE AND UK

                              (PERFORMANCE GRAPH)

                              (PLOT POINTS TO COME)

However, it is our view that, while private sector savings remain high, a systemic liquidity crisis remains improbable. The major reason why: the market is well aware that the (gradual) withdrawal of quantitative easing policies is likely; the consequences thereof are likely to be priced in well in advance of the actual event. The following chart highlights the expected monetary tightening timeline as presented by Barclays Capital.

                        THE MONETARY TIGHTENING TIMELINE

 3Q09       4Q09      1Q10       2Q10            3Q10         4Q10      1Q11       //    2Q12
------   ---------   ------   ---------   -----------------   ----   ----------   ----   -----
Israel     Norway     India   Indonesia     US      Brazil            Euro area          Japan
 (+25)     (+25)      (+50)     (+25)      (+25)     (+50)           (main rate)         (+20)
                                                                        (+25)
         Australia    Korea      Peru       UK      Poland
           (+25)      (+50)     (+25)      (+50)     (+25)
                     Mexico     Taiwan    Canada   S Africa
                      (+25)     (+13)      (+25)     (+50)
                               Thailand   China     Sweden
                                (+25)      (+27)     (+25)
                                            HK     Czech R
                                           (+25)     (+25)
                                           Chile   Colombia
                                           (+25)     (+25)
                                               Euro area
                                             (EONIA, +25)

Source OECD Annual Outlook 2009, Barclays Capital

REAL ESTATE IMPLICATION: AS GOVERNMENTS REDUCE MONETARY STIMULUS MEASURES, RISK-FREE RATES WILL REVERT BACK MORE CLOSELY TO HISTORIC NORMS. EXPECT COSTS OF SPECULATIVE CAPITAL (FOR THOSE WILLING TO BORROW SHORT AND INVEST LONG) FOR BOTH DEBT AND EQUITY TO INCREASE, MAINTAINING PRESSURE ON VALUES AS SPECULATORS ARE DRIVEN OUT OF THE MARKET DUE TO COST OF CAPITAL INCREASES.

SOVEREIGN RISK

The Great Recession has left one major hangover for governments in the developed world to deal with: deteriorated public finances. While Dubai may make the news due to the extravagance of certain real estate projects, the fiscal deterioration in Greece, the U.K., the U.S., France, Germany, Italy, etc. is more significant. As we ponder the unlikely tail risks of investment scenarios, sovereign risk has increased and has to be considered. The chart below depicts overall financial stress as measured by budget deficits and unemployment.

                                   (BAR CHART)

                            INCREASING SOVEREIGN RISK

                                                                                                UNITED           UNITED
LONG NAME                     CODE      SERIES      SPAIN  LATVIA  LITHUANIA  IRELAND  GREECE  KINGDOM  ICELAND  STATES
---------                     ----  --------------  -----  ------  ---------  -------  ------  -------  -------  ------
Government receipts minus     PSBR  Budget balance   12.2    6.9       6.8      13.8    13.4     14.4        9    10.6
government outlays, as a            (% of GDP)
percentage of nominal GDP.
Usually but not exclusively
central government.
Recorded official             UNEM  Recorded         20.2   18.8      17.1      13.5     9.2      8.6     10.7     9.5
unemployment as a percentage        unemployment
of total labour force.              (%)

                                                                                                          CZECH
LONG NAME                     CODE      SERIES      FRANCE  ESTONIA  PORTUGAL  HUNGARY  GERMANY  ITALY  REPUBLIC
---------                     ----  --------------  ------  -------  --------  -------  -------  -----  --------
Government receipts minus     PSBR  Budget balance    9.2       3        7        3.9     5.6       5      5.3
government outlays, as a            (% of GDP)
percentage of nominal GDP.
Usually but not exclusively
central government.
Recorded official             UNEM  Recorded         10.3      14       9.8      11.2     9.9     8.1      9.7
unemployment as a percentage        unemployment
of total labour force.              (%)

                           Source: EIU, Deutsche Bank

Until quite recently, this was not something one worried much about in the western world, since it was widely assumed that the credit standing of European countries and the U.S. was ultra secure. That may not be so certain in the near future. Presently, there is no sign a big western government is about to renege on its credit. But the dramas around Greece and Dubai have been a wake-up call and the context for sovereign risk assessment has changed dramatically since the crisis began in mid-2007, given that the deteriorating fiscal positions of western countries.

Right now, it is not clear exactly how to handle this increasing level of sovereign risk. One option is by using sovereign credit derivatives contracts, which are meant to offer insurance against a government bond default. But it is unclear how effective these contracts would really be if a sovereign default did occur, since these deals are typically written by a small pool of interlinked players. Another option is simply to start using higher discount rates or making more provisions for different forms of sovereign risk, in the same way that banks now make reserves for corporate or emerging market risks. After two years of worrying about mortgage and corporate risk, sovereign risk may be the big investment community debate for 2010.

REAL ESTATE IMPLICATION: BECAUSE THE REGULATORY AND COUNTERPARTY RISK OF CREDIT DEFAULT SWAPS REMAINS HIGH, IT IS LIKELY THAT INVESTORS WOULD TURN TO HIGHER DISCOUNT RATES SHOULD THEY DEEM SOVEREIGN RISK TO HAVE INCREASED. IN THIS CASE, THOUGH, THE RISING TIDE OF DISCOUNT RATES MAY NOT LIFT ALL SHIPS. RATHER, REGIONS AND COUNTRIES WITH LARGE FISCAL DEFICITS, INCLUDING MANY IN CENTRAL AND EASTERN EUROPE, ARE LIKELY TO FEEL A DISPROPORTIONATE PINCH. CAREFUL ATTENTION TO GOVERNMENTAL ACTION WILL BE IMPERATIVE IN ALL COUNTRIES WHERE ONE CONSIDERS INVESTING, AS THE FALL-OUT OF A SOVEREIGN CRISIS IS A COLLAPSING CURRENCY, COUPLED WITH A PRECIPITOUS FALL IN SPACE DEMAND DUE TO A MASSIVE DEMAND DRAIN.

DEVELOPED VS. EMERGING MARKETS

The overarching story of this century will likely be the continued integration of the emerging economies into the established world order. During 2009, strong levels of demand in emerging markets, particularly China, India, and to a lesser extent Brazil, along with aggressive fiscal policy measures adopted by central governments around the world helped pull the global economy up by its bootstraps.

Incredibly, industrial production and retail sales in emerging Asia have rebounded to their 2008 peak levels. Although GDP has declined in all markets to one degree or another over the last two years, aggregate growth in emerging markets has remained positive, despite bottoming at 0.4% in the first quarter of 2009. While we do believe that emerging market growth will have to stabilize due to anemic growth in mature markets, the resilience of lesser developed economies cannot go unnoticed.

                               (PERFORMANCE GRAPH)

                                GLOBAL GDP GROWTH

                   Panel 1                              Panel 2                               Panel 3
        -----------------------------          -------------------------          ------------------------------

                  Advanced   Emerging           United    Euro
         World   Economies  Economies           States    area    Japan            China   India   NIEs    ASEAN
        -------  ---------  ---------          -------  -------  -------          ------  ------  ------  ------
2000Q1   5.1978     4.4647     6.8904  2000Q1   4.1675   4.2312   2.9203  2000Q1   8.252   6.874  10.547   6.092
2000Q2   5.4248     4.8656     6.7089  2000Q2   5.3772    4.584    2.472  2000Q2   9.526   5.114   8.226   5.573
2000Q3   4.9274     4.1799     6.6407  2000Q3   4.1405   3.8543   2.7963  2000Q3   9.147   6.039   8.535   5.571
2000Q4   4.0271     3.2647     5.7674  2000Q4   2.9071   3.4121   3.1574  2000Q4   8.195   4.403   5.105   5.699
2001Q1   2.8991      2.492     3.8228  2001Q1   2.3019   2.9298   1.7097  2001Q1   7.419   2.319   2.595   2.548
2001Q2   2.1177     1.4631     3.6007  2001Q2   1.0019   2.0349   0.9844  2001Q2    7.11   4.587   1.371   3.142
2001Q3   1.6034     0.8976      3.188  2001Q3   0.6408   1.6344  -0.3192  2001Q3   6.707   4.594  -0.293   2.249
2001Q4   1.2581     0.5968     2.7343  2001Q4   0.4023   1.0062  -1.7197  2001Q4   6.858    6.77   1.193   1.743
2002Q1   1.7883     1.0035     3.5345  2002Q1   1.5995   0.4991  -1.8682  2002Q1   8.091   6.785   3.327   3.787
2002Q2   2.4061     1.4628     4.4875  2002Q2    1.473   0.9122  -0.4578  2002Q2   9.153   5.176   5.686   4.395
2002Q3   3.1535     2.1377     5.3739  2002Q3   2.2601   1.1857   1.4122  2002Q3  10.161   4.526   6.658   5.648
2002Q4   3.1032     2.0752     5.3429  2002Q4   1.9218   1.1776   2.0081  2002Q4   9.921   1.873   6.604   5.644
2003Q1   2.8392      1.551     5.6188  2003Q1   1.4628   0.9441    1.285  2003Q1   9.921   3.856   3.647     5.7
2003Q2   2.5845      1.273     5.3828  2003Q2   1.7324   0.4883   1.1322  2003Q2   8.189   5.463   0.768   5.424
2003Q3   3.2369     1.9373     5.9765  2003Q3   2.9242   0.6584   1.0412  2003Q3   9.644   8.511   3.103    5.36
2003Q4   4.2592     2.7508     7.4346  2003Q4    3.828   1.1692   2.3799  2003Q4  10.223   11.54   4.693   5.885
2004Q1   4.8139     3.4216     7.7126  2004Q1   4.1371   1.7483    3.976  2004Q1   9.612   8.142   6.725   5.929
2004Q2   4.9503     3.5698     7.7887  2004Q2   4.0473   2.2076   3.0286  2004Q2   9.796   8.272   8.295   5.943
2004Q3   4.3323     2.9148     7.2115  2004Q3   3.0832   2.0308   2.8593  2004Q3   9.227   6.739   5.305   5.513
2004Q4   3.9904     2.4513     7.0875  2004Q4   3.0516     1.76   1.0606  2004Q4   9.819   5.782   3.418   6.117
2005Q1    3.874     2.3225     6.9709  2005Q1   3.3519   1.4473   0.6651  2005Q1   9.812   8.906    3.11   5.127
2005Q2   4.0892     2.5398     7.1512  2005Q2   3.0597   1.6686   2.0446  2005Q2  10.098   8.887    4.01   5.178
2005Q3    4.289     2.7696     7.2576  2005Q3   3.0861   1.9912   2.0918  2005Q3   9.958   8.631   5.137   5.537
2005Q4     4.48      2.859     7.6098  2005Q4   2.7268   2.1512   2.8573  2005Q4  10.275   9.847    6.39   5.117
2006Q1   4.8295     3.1704     8.0016  2006Q1   3.0461   2.7214   2.2725  2006Q1  10.897   10.01   6.442   5.699
2006Q2   4.8385     3.1149     8.0966  2006Q2   2.9791    3.144   2.0795  2006Q2  11.251   9.773   5.467    5.34
2006Q3   4.6399     2.7321     8.2076  2006Q3   2.2289    3.098   1.7015  2006Q3  10.725  10.383    5.47   5.412
2006Q4   4.7463     2.9352     8.0804  2006Q4   2.4473   3.4804   2.0817  2006Q4  10.828   9.566   4.974   5.473
2007Q1   4.8197     2.6395     8.7779  2007Q1   1.4246   3.4066   3.2075  2007Q1  12.716   9.802   4.712   5.672
2007Q2   4.8247     2.5683     8.8771  2007Q2   1.8631   2.6555   2.2642  2007Q2  13.609   9.262   5.768   6.048
2007Q3   4.9518     2.9129     8.5582  2007Q3   2.7395   2.6883   1.8235  2007Q3  13.102   8.917   6.116   6.124
2007Q4   4.8581     2.6708     8.6845  2007Q4   2.5305   2.1894   1.8557  2007Q4  12.314    9.45   6.113   6.252
2008Q1   4.3852     2.3409     7.9056  2008Q1   2.0382   2.2171    1.407  2008Q1  10.537   8.513     5.9   6.031
2008Q2   3.7294     1.6706     7.2286  2008Q2   1.6003   1.5031   0.6583  2008Q2   9.775    7.86   4.023   5.817
2008Q3   2.6182     0.3339       6.47  2008Q3   0.0263   0.4886  -0.3274  2008Q3   9.055   7.633   1.258    5.15
2008Q4   -0.123    -2.2064     3.3361  2008Q4  -1.8617  -1.7117    -4.49  2008Q4   6.959   5.897  -4.795   1.546
2009Q1  -2.6822    -4.5825     0.4329  2009Q1  -3.3029  -4.8703  -8.4027  2009Q1   6.108   5.741  -7.193  -1.055
2009Q2  -2.3667    -4.4445     0.9884  2009Q2   -3.897  -4.6683  -7.2233  2009Q2   7.706   6.204  -3.895  -0.164
2009Q3  -1.4439    -3.4327     1.7184  2009Q3  -2.6042  -4.3186  -5.1053  2009Q3   8.462   5.637  -1.724  -0.404
2009Q4   0.7103    -1.2927     3.8559  2009Q4  -1.0842  -2.5376  -1.3006  2009Q4  10.124   5.239   3.942   2.269
2010Q1   2.8715     1.0156     5.7623  2010Q1   0.8915  -0.1164   2.2407  2010Q1   9.956   5.186   6.112   5.324
2010Q2   2.8102      1.284     5.1511  2010Q2    1.706   0.1096   1.5837  2010Q2       8   5.815   3.197   3.538
2010Q3   2.8789     1.3114     5.2479  2010Q3   1.5828   0.4028   1.4383  2010Q3   8.835   6.785   2.509   3.231
2010Q4   3.2107     1.6731     5.5041  2010Q4   1.8903    0.939   1.4489  2010Q4   9.175   7.236   2.841   3.635

                  Panel 4                       Panel 5               Panel 6
        --------------------------          --------------        ---------------
                  Central                                                   Sub-
         Latin   & Eastern                                        Middle  Saharan
        America    Europe   Brazil          Russia    CIS          East    Africa
        -------  ---------  ------          ------  ------        ------  -------
2000Q1    4.702      6.019   4.144  2000Q1  13.295          2000   5.428    3.709
2000Q2    4.651      5.538   3.874  2000Q2  10.189   6.554  2001    2.52    4.993
2000Q3    4.413       3.73   4.649  2000Q3   9.686          2002    3.78    7.246
2000Q4    3.573      4.174   4.438  2000Q4   8.858          2003   6.922    5.073
2001Q1    1.954      3.594   3.018  2001Q1   4.928          2004   5.927    7.061
2001Q2    1.344      2.318   2.225  2001Q2    5.01   8.865  2005   5.503    6.153
2001Q3   -0.017      3.122   0.704  2001Q3   6.331          2006    5.77    6.581
2001Q4   -1.153      1.693  -0.668  2001Q4     4.1          2007   6.152    6.996
2002Q1   -1.734      1.827   -0.08  2002Q1   4.261          2008   5.375    5.477
2002Q2   -0.385      3.342   1.873  2002Q2   4.265   6.592  2009    2.03    1.309
2002Q3    1.172      3.288   3.954  2002Q3   4.987          2010   4.247    4.134
2002Q4    1.655      3.307   4.942  2002Q4   5.435
2003Q1    1.088      3.855    2.47  2003Q1   8.457
2003Q2    1.596      4.715   0.736  2003Q2   8.703   9.057
2003Q3    1.658      4.474   0.509  2003Q3   5.854
2003Q4    3.113      5.175   1.009  2003Q4   9.869
2004Q1    6.472      6.571   4.969  2004Q1   7.558
2004Q2     6.21      5.806   7.736  2004Q2   7.537  10.808
2004Q3    5.886      4.804   5.475  2004Q3   7.686
2004Q4    5.787      4.985   4.654  2004Q4   5.878
2005Q1    4.196      4.131   2.982  2005Q1   6.074
2005Q2    4.832      3.536   2.848  2005Q2   6.084   7.432
2005Q3    4.663      5.164     3.1  2005Q3   6.468
2005Q4    4.808      5.056   3.655  2005Q4   6.904
2006Q1    5.732      5.517   4.099  2006Q1   7.127
2006Q2    4.972      6.175   2.346  2006Q2   7.604  10.191
2006Q3    5.864      6.591   4.648  2006Q3   7.862
2006Q4    5.626      6.526   4.649  2006Q4   8.086
2007Q1     5.55      6.161   5.186  2007Q1   7.956
2007Q2    5.676      6.229   6.025  2007Q2   8.017   9.864
2007Q3    5.498      5.352   5.301  2007Q3   7.614
2007Q4    5.901      6.213   6.067  2007Q4    8.64
2008Q1     5.43      5.052   6.139  2008Q1   8.741
2008Q2    5.373       4.53   6.326  2008Q2   7.331   5.353
2008Q3    4.728      3.708   6.739  2008Q3   5.729
2008Q4    0.812      0.431   1.209  2008Q4   0.943
2009Q1   -2.756     -2.484   -1.56  2009Q1  -9.816
2009Q2   -3.873     -3.319  -1.176  2009Q2  -10.92  -4.671
2009Q3   -3.581       -3.9  -1.924  2009Q3  -6.892
2009Q4   -0.702     -3.293   2.172  2009Q4  -2.627
2010Q1    2.495     -0.572   4.124  2010Q1   3.223
2010Q2    3.176      0.015   3.095  2010Q2   3.992   3.605
2010Q3    3.176      0.902    3.32  2010Q3   0.126
2010Q4    3.392       2.35   3.464  2010Q4  -0.906

Source: International Monetary Fund

In developed markets, the picture is more of a mixed bag. Manufacturing indices, such as the ISM (Institute for Supply Management) and the PMI (Purchasing Manager's Index), are now showing expansionary trend lines, reflecting growth in new orders and production, after posting historic lows. However, the negative wealth effect in most markets has left many consumers battered; going forward, the likelihood of increased savings and decreased consumption cannot be ignored.

REAL ESTATE IMPLICATION: IN THE LONG RUN, FINDING THE BEST RISK-ADJUSTED RETURNS REQUIRES A VERY BROAD FORWARD-THINKING VIEW, AND ANALYTICAL DISCIPLINE. A STRATEGY TO SELECTIVELY INVEST IN EMERGING MARKETS IS LIKELY TO PROVIDE

VERY INTERESTING RETURN OPPORTUNITIES - AFTER ALL, IT IS POSSIBLE THAT A VIGOROUS ECONOMIC RECOVERY IN ASIA WELL OUTPACES A SLOW RECOVERY IN THE WESTERN WORLD. BUT OPTIMAL STRATEGIES DIFFER IN EACH COUNTRY AND ASSET PRICE BUBBLES AND OVER INVESTMENT ARE RISKS, PARTICULARLY IN EMERGING ASIA - AND EMERGING MARKETS TEND TOWARD VOLATILITY.

IN THE NEAR-TERM, DELEVERAGING PRESSURES ARE RESULTING IN SIGNIFICANT BUYING OPPORTUNITIES IN THE DEVELOPED WESTERN MARKETS WITH LESS GEOPOLITICAL RISK - ALBEIT WITH THE UNDERSTANDING THAT GOVERNMENT FINANCES LIMIT THE ABILITY TO RESPOND TO ECONOMIC WEAKNESS. ACCORDINGLY, SELECTIVE INVESTMENTS IN STRATEGIES NOT OVERLY DEPENDENT ON VIGOROUS ECONOMIC RECOVERY ARE KEY - IN THE DEVELOPED WORLD, WE FAVOR DEMOGRAPHICALLY-DRIVEN STRATEGIES, SENIOR DEBT, AND RESTRUCTURING STRATEGIES THAT PROVIDE LIQUIDITY IN DISTRESSED SITUATIONS.

WORLD TRADE

Global consumption has, as is widely known today, pulled back sharply since the 2008 onslaught of the financial crisis. The domino effect from worldwide consumer retrenchment, which was particularly acute in western markets, set back world trade to levels not seen in years. And the landscape, which is beginning to show early recovery signals in some markets, still has a long way to go. Higher domestic savings rates globally continue to impair demand levels, with smaller emerging markets hurting disproportionately due to poor social safety nets.

So, can exporters locate alternative demand sources, and, if so, how quickly? The answer is likely that it will take some time for trade to rebound to healthy levels; however, there are glimmers of hope. In 2009, for instance, the service sector in China became larger than the manufacturing sector for the first time in the country's modern history. The increased private consumption per capita in the other BRIC markets is another oft-tracked trend. Interestingly, savings rates in those same markets have also begun falling modestly.

                                  (BAR CHART)

                        Consumption and Savings - BRIC's

                              (PLOT POINTS TO COME)

The big structural question mark hanging over the trade market is protectionism and the reach of related policies. Although populist protectionist rhetoric is typically a hallmark of recessions, policy implementation is tougher to predict. In the U.S., for example, it is to date unclear whether a tariff on Chinese manufactured tires is the opening salvo in a protectionist war or a patronizing aberration. In other high growth, export-dependent markets, including Taiwan (recent ban on foreigner's ability to make time deposits) and Brazil (2% financial operations tax), governments have resorted to capital controls and taxes to avoid currency appreciation. It has been reported that Russia and Indonesia are among other countries considering such controls.

We have to say that the most significant and persistent protectionist action has to be the maintenance of the peg of the Chinese Yuan against the U.S. dollar. This has served to benefit Chinese exports at the expense of the U.S. manufacturing sector, and perhaps more importantly, other emerging Asian economies that have had to intervene in currency markets to prevent their currencies from being over valued against the Yuan. While we expect renewed appreciation in the Yuan later this year, it will likely be too minor to have a significant effect.

REAL ESTATE IMPLICATION: PROTECTIONIST RHETORIC AND POTENTIAL POLICIES NEED TO BE VIGILANTLY MONITORED, AS BARRIERS TO TRADE COULD MATERIALLY IMPAIR ECONOMIC RECOVERY AND CAPITAL APPRECIATION. FOR THE MOMENT, MEMORIES OF THE GREAT DEPRESSION'S PROTECTIONIST DEBACLE HAVE RESTRAINED MAJOR TRADE-KILLING POLITICAL ACTION. NEVERTHELESS, AN EYE ON POLICY IN THE COUNTRIES WITH THE LARGEST UNEMPLOYMENT AND GDP IS IMPERATIVE.

ASSUMING POLICY MAKERS KEEP THEIR COOL, EMERGING WORLD EXPORTS WILL REGAIN STRENGTH FUELING URBANIZATION AND EMERGING MIDDLE CLASS WEALTH, CONSUMER SPENDING AND DEMAND GROWTH. IN DEVELOPED MARKETS, ASSUMING RECOVERY TRENDS IN EMPLOYMENT AND IMPORT-EXPORT ACTIVITY REMAIN CONSTANT, INVESTMENT IN INDUSTRIAL REAL ESTATE COULD OFFER STRONG RETURNS, PARTICULARLY GIVEN THE SECTOR'S RELATIVELY SIGNIFICANT PRICE DECLINES.

GLOBAL RESOURCES

As the economy grew red hot in the middle part of the last decade, commodities, in a sense, became the "speed limit" for economic growth, particularly in the emerging world. Rising commodity costs, not labor shortages, put the brakes on economic growth. This new dynamic is a conundrum for central bankers given their often conflicting objectives of high employment and low inflation. In the near term, it is likely that inflation stability would become a casualty if growth were at risk. To wit, recent government stimulus policies, which have increased budget deficits across the globe, have implied a strong growth bias.

For developing economies, the dilemma is captured in the relationship between foreign exchange targets and domestic monetary policy settings. Agriculture prices, which strongly influence inflation in these countries (and can create strongly adverse social issues), could even start to test policy settings by mid-year should global demand increase.

REAL ESTATE IMPLICATION: A FOCUS ON BUSINESS SPENDING IN THE EMERGING WORLD AS A WAY TO MAINTAIN GDP GROWTH RISKS CONTINUED NEAR-TERM INCREASES IN COMMODITY COSTS (WHILE POTENTIALLY CREATING A GLUT OF FINISHED PRODUCT). RENEWED UPWARD PRESSURE ON COMMODITY COSTS WILL SUPPORT CONSTRUCTION COSTS AND THUS THE REPLACEMENT COST OF REAL ESTATE - AGAIN, IN THE NEAR TERM. IT IS QUITE POSSIBLE THAT 1970'S-STYLE STAGFLATION RETURNS TO THE FOREFRONT AS COMMODITY SHORTFALLS INCREASE INFLATION WHILE GROWTH STAGNATES.

LONGER TERM, GOVERNMENT POLICIES WILL INFLUENCE ALL COMMODITY ASSET VALUES, INCLUDING REAL ESTATE. INVESTORS IN ALL MARKETS MUST BE PREPARED FOR POLICY SURPRISES RESULTING FROM AN EFFORT TO SPUR GROWTH WHILE LIMITING COMMODITY PRICE INFLATION, PARTICULARLY EMANATING WITHIN AND FROM CHINA. PROACTIVE THINKING IS LIKELY TO PROVE A BETTER INVESTMENT STRATEGY THAN EXPECTING REPETITION OF PAST TRENDS.

CONCLUSION

As the global economy begins to revive, we are likely entering a two speed world. Developed markets are weak and likely to grow relatively slowly due to overleveraged consumers, financial sectors and real estate markets combined with significant fiscal imbalances. Emerging markets, particularly in Asia are showing tremendous resilience due to structural tailwinds, including young and growing populations, surplus fiscal positions, and growing disposable incomes. The hangover from the credit crisis, however, leaves us with many interconnected and complex uncertainties. In this environment, projections of GDP growth, inflation rates and employment vary broadly and volatility is likely to be much more prevalent than in the recent past.

On the real estate front, developed markets remain overleveraged and credit markets remain weak. Across most major global markets, fundamentals are still weak, despite limited new supply. Due to a recapitalization in excess of $40 billion globally, for the time being public real estate companies possess a unique advantage over their private market counterparts. It is also our view that real estate returns will track fundamentals more closely than anytime in the past, but we've been surprised before.

In the near term, we believe that opportunity lurks in acquiring existing assets at a discount to replacement cost, capturing value for providing liquidity (secondary transactions and recapitalizations) and making debt investments in developed markets. More so than ever perhaps, capitalizing on market dislocation will require discipline and prudent manager selection. Despite anemic transaction volumes and continued price declines in 2009, we still believe that a period of unprecedented investment opportunity is in front of us. Remember, it is only "the end of the beginning" and we still have a ways to go.

Your Portfolio*

As of March 31, 2010, our underlying funds have drawn 75% of the Fund's capital commitments. Undrawn commitments remain invested largely in short-term government sponsored mortgage backed securities with the goal of capital preservation and moderate income production.

Due to the quarterly lag inherent in fund-of-funds reporting, this report is primarily based on valuations presented in our underlying funds' fourth quarter 2009 financial statements, which do not account for any first quarter 2010 changes in value. In addition to the quarterly lag, U.S GAAP accounting rules require us to adjust, when necessary, manager carrying values to our estimation of fair value. Through December 31, 2009, our cumulative $5.6 million downward adjustment to the Fund's net asset value reflected our view that stress on market fundamentals, due to capital market illiquidity and a challenging economic environment, had further eroded asset values. This quarter our downward adjustment was reduced by $1.7 million, bringing the total to $3.9 million, as year-end external appraisals resulted in more aggressive write downs in many of our underlying funds.

We had in-person meetings with three managers during the first quarter (Keystone, Legg Mason and RREEF) and conducted calls with each of the others. The consensus among our managers is that the real estate market remains extremely challenging, though positive trends are emerging, including three consecutive quarters of increased transaction volumes and positive NCREIF quarterly returns for the first time in six quarters.

Across the portfolio, managers continue to focus on balance sheet management, tenant retention and lease-up, as well as maximizing the profitability of existing assets. In the near term, high (though potentially stabilizing) unemployment and relatively low (though also potentially stabilizing) levels of consumer spending will continue to negatively affect absorption, net operating income and capital values. Although the broader economy appears to have emerged from recession, downside risks, including anemic tenant demand, maturing debt and liquidity gaps, continue to stress real estate values. Once the recovery strengthens further, the relative lack of new development, a healthier REIT market and private equity dry powder should help support a moderate recovery in real estate values over the medium term.

The Fund is exposed to a number of risks. Refinancing risk, resulting from near term debt maturities, remains the primary risk to the portfolio, making the reduction of debt exposure key for those managers with significant near term maturities. In an environment of declining values, lenders typically require maturing loans to be paid down to the point where the collateral property's refinanced loan-to-value ratio is market rate. For funds with limited liquidity, this has triggered recapitalization needs (as discussed below), which could have dilutive effects should the Fund be unable to offer its pro rata share of any recapitalization. Other risks to the portfolio include underlying funds' inability to fund working capital requirements, including tenant improvements and leasing commissions, and the inability to secure construction financing. Also of risk is certain underlying funds' exposure to troubled property sectors, including land, for-sale housing and hotels.

Some of the aforementioned risks are particularly acute in the following six funds, which collectively represent $14.3 million, or 34%, of the Fund's total commitments:

     - BARROW STREET: All but two of the fund's investments are valued below cost due largely to exposure to a variety of troubled sectors including development, land, for-sale housing and hotels. Though the manager

----------
* All information contained within the Your Portfolio section of this report is based on a combination of most recently available data, which, in some cases, is not current quarter data, and manager best estimates.

          was able to extend the $65 million in debt that matured in the second quarter of 2009, the fund has significant 2010 debt maturities, including multiple loans with total principal values of $216 million or 38% of the fund's total debt. These loans will be difficult to refinance due to deteriorating collateral values.

     - KEYSTONE: The manager currently estimates that $15 to $20 million of additional equity is needed to finance new tenancy, address near term debt maturities and provide fund level liquidity. In the near term, the manager is selling one investment, which is being offered first to current fund investors. We are currently evaluating this particular investment and remain in close dialogue with management regarding additional liquidity needs.

     - LEGACY I: Near term liquidity needs have been tempered as interest rates remain at historic lows. Leasing velocity has increased although the fund continues to underperform and portfolio occupancy was 77% at March 31, 2010. Going forward, debt market uncertainty presents challenges in forecasting fund level returns. Eight loans, with a total unpaid principal balance of $325 million, mature during the first half of 2010, four of which do not have extension options. The manager remains focused on managing forthcoming debt maturities while improving the portfolio's occupancy rate.

     - LEGACY II: Legacy is focused on restructuring and extending $888 million in property and fund level debt, equal to 78% of the Fund's total debt, that matures in 2010. A recapitalization will likely be necessary to pay down debt, provide working capital and ensure solvency moving forward. Operationally, the fund continues to underperform and portfolio occupancy was 79% at March 31, 2010.

     - RREEF: Although RREEF successfully restructured its debt without diluting existing investors, the fund continues to face considerable challenges, given three large-scale development projects in varying levels of distress, 8% lease roll in 2010, and 40% of fund debt maturing in 2012. (In July 2008, we submitted a full redemption request for RREEF, our only open-end fund; however, redemptions have been suspended indefinitely. Our investment remains in the redemption queue.)

     - TRANSWESTERN: All but two of the nine remaining investments have loan-to-values at or above 90%, as a result of exposure to troubled asset classes and investment origination near the market's peak. Valuation declines, softening fundamentals and near-term debt maturities pose significant capital loss risk for these investments, given their low equity subordination and declining coverage ratios.

Given current credit market conditions, we also continue to monitor our other underlying funds' exposure to refinance risk. Based on the most recently available data, we estimate the portfolio's weighted average share of underlying fund debt and gross investments in real estate, results in a debt to total real estate investments ratio of 76%. The portfolio's share of 2010 maturing debt is 17% of total debt, concentrated in the underlying funds discussed above.

Although significantly smaller, the portfolio's exposure to troubled mezzanine investments and retail assets is also of concern. Mezzanine investments in aggregate represent only 7% of Fund committed capital on a cost basis. Of the underlying funds' 84 mezzanine investments, 19 assets are currently either real estate owned by the lender and/or likely to result in capital losses of varying degrees.

While our exposure to the retail sector is purposefully small, we do have one fund, Thor, which is exclusively focused on retail. Thor is early in its fund life and we expect that it should perform well as long as its focus remains on necessity retail, given our expectations regarding consumer behavior in the medium term. We continue to monitor this fund closely.

While a number of underlying funds have felt the brunt of the global financial crisis' effect on the credit markets and real estate fundamentals, a few bright spots remain. Five Arrows, perhaps the Fund's best performer, is on track to meet its originally underwritten returns. The fund's subordinated investments in the capital structure together with its focus on corporate governance have helped shield it from market headwinds. Also of note, Guardian, with its Washington, DC office exposure, and Harrison Street, with its niche asset focus, are also projected to perform relatively well under the circumstances.

We remain comfortable with the structure of the portfolio due to its diversification (both targeted and achieved), and are actively monitoring the ongoing health of the real estate markets in which we have invested in light of the broader recessionary environment. The following charts detail the portfolio diversification targeted when the Fund was launched:

                       TARGETED GEOGRAPHIC DIVERSIFICATION

                                   (PIE CHART)

West      23%
East      48%
Midwest    9%
South     19%
Canada     1%

                         TARGETED ASSET DIVERSIFICATION

                                   (PIE CHART)

Office            31%
Retail            17%
Multifamily       16%
Industrial        14%
Hospitality        3%
Self-Storage       2%
Senior Housing     4%
Student Housing    3%
Medical Office     3%
Land               1%
Condominium        2%
Diversified        4%

Based on the most recent available data, our 14 underlying funds' interests in real estate include equity interests in 622 properties, mezzanine loans secured by 217 properties, and five portfolio companies that directly own real estate. The following charts illustrate the diversification achieved as a percentage of equity investments on a cost basis.

                    ACTUAL GEOGRAPHIC DIVERSIFICATION TO DATE

                                   (PIE CHART)

West      29%
East      37%
Midwest   10%
South     25%

                      ACTUAL ASSET DIVERSIFICATION TO DATE

                                   (PIE CHART)

Office            35%
Retail             8%
Multifamily       18%
Industrial        10%
Hospitality        2%
Self-Storage       4%
Senior Housing     6%
Student Housing    3%
Medical Office     2%
Land               3%
Condominium        2%
Diversified        5%

In reviewing the portfolio, we note that the Fund has benefited from limited exposure to property sectors that ultimately became severely distressed, such as condominiums, hotels and retail, and a greater exposure to certain demographically-driven niche sectors, such as student housing and self-storage, which should perform well relative to other investments during a downturn and traditionally attract less institutional capital.

The portfolio's current construction, with only 7% of invested capital (on a cost basis) exposed to distressed property sectors, including land (3%), for-sale housing (2%) and hotels (2%), illustrates the decision to avoid these troubled sectors. We believe that the Fund's retail exposure is also somewhat insulated from reduced spending given the necessity nature of most of the underlying assets. The portfolio's demographically-driven niche investments, including student housing (3%), senior housing (6%), self-storage (4%) and medical office (2%), represent 15% of invested capital on a cost basis and coupled with multifamily total 34% of invested capital. We believe that these investments should perform relatively well, absent near term debt maturities. While the credit crisis is negatively affecting the value of all property types, it is our view that the portfolio is relatively defensive, given its limited exposure to the more troubled sectors.

Capital calls from our underlying managers have continued at a slow pace, with only 1% of the Fund's commitments drawn during the first quarter. Based on our conversations with managers, we anticipate that much of the remaining capital will be called to reduce maturing debt in those underlying funds whose investment periods have expired. While this deleveraging will stabilize the portfolio, it will do so at the cost of reducing returns and illustrates the credit crisis' effect on private equity and real estate in general. We believe that three underlying funds, Thor, Urban and Exeter, however, are well positioned to exploit distress with significant dry powder. Thor has called 16% of its capital commitments while Exeter and Urban are 65% and 47% called, respectively. Undrawn commitments of these underlying funds represent 20% of the total Fund commitments and should produce attractive returns.

Through the first quarter of 2010, economic recovery appears to be taking hold, with U.S. GDP posting three consecutive quarters of growth and unemployment having been flat or falling for the past six months. However, significant challenges, including the removal of stimulus programs, higher interest rates and financial and tax reform, threaten future growth. On the real estate front, markets continue to remain challenging, due to weakening fundamentals and over leveraged balance sheets, though some positive signals appear to be emerging. Transaction volumes have posted their first year over year gain in over three years and the NCREIF posted its first quarter of positive growth in four quarters. Anecdotal evidence of bidding wars for high quality assets confirms that significant amounts of capital remain poised for deployment. The Fund, with its exposure to refinance risk, liquidity issues and troubled property sectors, has not been immune to the challenges facing the market. However, we continue to believe that the portfolio's diversification as well as its defensive strategic composition will prove beneficial. We also believe that those funds still in their investment periods should produce relatively strong returns as real estate markets begin to recover.

Manager Highlights

We have committed to invest in fourteen Underlying Funds with leading investment managers.

                                                                                            STRATEGY            INVESTMENT TYPE
                                                               TARGET FUND SIZE   ---------------------------   ---------------
                                                                 ($ MILLIONS)     VALUE ADDED   OPPORTUNISTIC   EQUITY    DEBT
                                                               ---------------    -----------   -------------   ---------------
BARROW STREET REAL ESTATE INVESTMENT FUND III -- Focuses on         $ 372               -             -           -        -
middle-market ($5 to $25 million of equity or mezzanine
debt) opportunities that typically are too small for larger
opportunity funds and yet too big for local operators.
Barrow Street pursues strategies that include: unique
commercial and residential development opportunities;
redevelopment and distressed investments; cyclical
repositioning and leasing of existing commercial properties.

EXETER INDUSTRIAL VALUE FUND -- A value-add fund focusing on        $ 357               -             -           -        -
industrial and flex properties in the Eastern U.S. The Fund
will implement a lease-up, development or redevelopment
strategy in alternative markets to overheated primary
markets, such as the Northeast I-81 corridor over the
congested I-95 corridor; affordable Southeast (Nashville,
Memphis, Louisville, Tampa and Orlando) market over Chicago,
Indianapolis, Dallas, Atlanta or Miami; and the growing
eastern port markets (Charleston, Norfolk, Jacksonville and
Savannah) benefiting from the overspill from the west coast
ports.

FIVE ARROWS REALTY SECURITIES IV -- Makes entity level              $ 445               -             -           -        -
investments in operating company platforms that utilize
value added strategies. The Fund provides real estate
operating companies with growth capital, financing expertise and hands-on management experience in order to increase the
value of the underlying company.

GUARDIAN REALTY FUND II -- Acquires Class B/B+ commercial           $ 114               -             -           -        -
office buildings within the Washington D.C. metropolitan
area. The Fund targets assets with high potential for value
enhancement through repositioning, re-tenanting,
refurbishing and intensive hands-on asset management. Target assets are in highly desirable locations and at least 80%
leased to high quality tenants with below market rents.

HARRISON STREET REAL ESTATE PARTNERS I -- An opportunistic          $ 209               -             -           -        -
allocator fund investing in student housing, senior housing, medical office buildings, self-storage and parking. The Fund will create exclusive joint ventures with local operating
partners, streamlining deal flow and providing flexible
capital and capital market expertise. Harrison Street has a
team with experience investing in these niche sectors as
well as the ability to thoroughly screen best-in-class
partners, structure exclusive joint venture partnerships and provide capital market expertise to the partners.

KEYSTONE PROPERTY FUND II -- Acquires underperforming Class         $ 150               -             -           -        -
C/D properties at significant market discounts and
transforms them through extensive redevelopment into Class
B+/A office buildings. The renovations are typically done
while tenants are still in place in order to maintain
positive current cash flow.

LEGACY PARTNERS REALTY FUND I -- Invests in office                  $ 331               -             -           -        -
properties in western markets, primarily Southern
California, the San Francisco Bay area, Denver and Seattle,
seeking to acquire properties which have suffered from lack
of demand due to the decline in technology investment or
which are in need of substantial renovation. The management
team at Legacy is the former west coast unit of the Lincoln
Property Company.

Manager Highlights

                                                                                            STRATEGY            INVESTMENT TYPE
                                                               TARGET FUND SIZE   ---------------------------   ---------------
                                                                 ($ MILLIONS)     VALUE ADDED   OPPORTUNISTIC   EQUITY    DEBT
                                                               ---------------    -----------   -------------   ---------------
LEGACY PARTNERS REALTY FUND II --This is the second in a             $  457            -              -            -        -
series of office property funds sponsored by Legacy. The
strategy for Fund II is equivalent to Fund I, as described
above.

LEGG MASON REAL ESTATE CAPITAL II -- Makes short term loans          $  400            -              -            -        -
to real estate operators that seek significant improvements
to their properties' performance as a result of capital
improvements, re-leasing, improved management and
re-positioning. This is the fourth real estate debt fund
managed by this team. This fund targets the West, Southwest,
Southeast and Mid-Atlantic markets.

PARMENTER REALTY FUND III -- A Miami based real estate               $  246            -              -            -        -
investment company with a history of successful value add
investing in office buildings across the southeast and
southwestern regions of the U.S. The Manager makes research
driven acquisitions in the office sector and selective
acquisitions in the condo/multifamily sector.

RREEF AMERICA REIT III -- An open-ended fund that makes              $1,500            -              -            -        -
equity investments in value added real estate ventures
nationwide. The fund's activities include direct
acquisitions, physical improvements, market re-positionings, active management and sales of well-located apartment,
industrial, retail and office properties in major
metropolitan markets. The fund also invests in new
speculative development projects.

THOR URBAN PROPERTY FUND II - A value-added and                      $  675            -              -            -        -
opportunistic operator fund focused on investing in retail
and mixed-use assets in urban inner city markets throughout
the United States including Chicago, Philadelphia,
Baltimore, Washington D.C., Los Angeles, Houston, Atlanta,
South Florida and Puerto Rico, with an emphasis in New York
City. Thor possesses a unique combination of significant
experience in urban retail markets as both an investor and
operator, and as a retailer. Thor's investment strategy is
built upon a combination of inner city supply and demand
imbalance, compelling demographic growth trends and Thor's
knowledge of the intricacies of the urban retail
environment. Thor will acquire existing assets to implement
rehabilitation and repositioning strategies, and development and redevelopment retail and mixed-use properties in urban
locations.

TRANSWESTERN MEZZANINE REALTY PARTNERS II -- Utilizes the            $  300            -              -            -        -
vast network of Transwestern to source and analyze
subordinated loans to borrowers who pursue stabilized and
value added investments in real estate on a nationwide
basis.

URBAN AMERICAN REAL ESTATE FUND II -- Urban American focuses         $  375            -              -            -        -
on workforce housing in urban neighborhoods primarily across the New York City metropolitan area. Their strategy is built upon the direct relationship between capital expenditures
and permissible rental increases in rent regulated
apartments, where increases in rents can be achieved through investment in unit and common area upgrades. Urban American
is able to identify single asset and portfolio investments
by understanding the required capital improvement and
maintenance for each property and by leveraging its strong
reputation in local communities for improving the quality of available housing.

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Directors and Shareholders of
Madison Harbor Balanced Strategies, Inc.

We have audited the accompanying consolidated statement of assets and liabilities of Madison Harbor Balanced Strategies, Inc. and its subsidiary (the "Fund"), including the consolidated schedule of investments, as of March 31, 2010, and the related consolidated statements of operations and cash flow for the year then ended, and the consolidated statements of changes in net assets and consolidated financial highlights for each of the years in the two-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. The consolidated financial highlights for each of the years in the three-year period ended March 31, 2008, were audited by other auditors whose report dated June 16, 2008 expressed an unqualified opinion on such consolidated financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Madison Harbor Balanced Strategies, Inc. and its subsidiary as of March 31, 2010, and the results of their operations and their cash flows for the year then ended and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


(EISNER LLP)

New York, New York

May 27, 2010

Consolidated Statement of Assets and Liabilities

MARCH 31, 2010

ASSETS
Investments at fair value (cost $40,679,239)                      $ 26,284,580
   Cash and cash equivalents                                            10,273
   Accrued interest receivable                                          19,983
   Prepaid expenses and other assets                                    34,197
                                                                  ------------
      Total Assets                                                  26,349,033
                                                                  ------------
LIABILITIES
   Accrued expenses and other liabilities                              287,482
   Management fees payable                                              60,011
                                                                  ------------
      Total Liabilities                                                347,493
                                                                  ------------
NET ASSETS                                                        $ 26,001,540
                                                                  ============
NET ASSETS
Components of net assets:
   Common Stock (par value $0.0001, 300,000 shares authorized,
      41,000 shares issued and outstanding) and paid-in capital   $ 41,025,911
   Distributions in excess of net investment income                   (772,985)
   Accumulated net realized gain on investments                        143,273
   Accumulated net unrealized depreciation on investments          (14,394,659)
                                                                  ------------
NET ASSETS                                                        $ 26,001,540
                                                                  ============
NET ASSET VALUE PER SHARE                                         $     634.18
                                                                  ============

See accompanying notes to consolidated financial statements.

Consolidated Schedule of Investments

MARCH 31, 2010

                                                                         COMMITMENT OR
                                                                           PRINCIPAL       UNFUNDED                  % OF NET
DESCRIPTION                                                                  AMOUNT       COMMITMENT      VALUE        ASSETS
-----------                                                              -------------   -----------   -----------   --------
PRIVATE EQUITY REAL ESTATE FUNDS ("UNDERLYING FUNDS")(1)
   Harrison Street Real Estate Partners I, LP                            $ 5,277,700     $   693,353   $ 4,084,328    15.71%
   Exeter Industrial Value Fund, LP                                        5,000,000       1,750,000     2,291,830     8.81%
   Five Arrows Realty Securities IV, LP                                    2,000,000              --     1,858,604     7.15%
   Urban American Real Estate Fund II, LP                                  5,000,000       2,653,958     1,617,113     6.22%
   Parmenter Realty Fund III, LP                                           2,500,000         370,793     1,305,020     5.02%
   Legg Mason Real Estate Capital II, Inc                                  1,500,000          75,000     1,269,037     4.88%
   Barrow Street Real Estate Investment Fund III, LP                       4,000,000         390,000     1,143,155     4.40%
   Guardian Realty Fund II, LLC                                            1,500,000         303,296       942,647     3.62%
   Legacy Partners Realty Fund I, LLC                                      2,000,000              --       742,330     2.85%
   Transwestern Mezzanine Realty Partners II, LLC                          1,478,000              --       231,179     0.90%
   Keystone Property Fund II, LP                                           2,500,000              --       196,397     0.76%
   RREEF America REIT III, Inc.*                                           1,500,000              --       159,734     0.61%
   Legacy Partners Realty Fund II, LLC                                     2,800,000              --            --     0.00%
   Thor Urban Property Fund II, Inc                                        5,000,000       4,182,946            --     0.00%
                                                                         -----------     -----------   -----------    -----
      TOTAL PRIVATE EQUITY REAL ESTATE FUNDS (cost $30,250,789)          $42,055,700     $10,419,346    15,841,374    60.93%
                                                                         ===========     ===========   ===========    =====
FIXED INCOME SECURITIES
   FHLB Dated 08/09/05, 4.50%, Due 09/10/10                              $    75,000              --        76,381     0.29%
   FHLB Dated 11/04/03, 4.25%, Due 11/15/10                                   65,000              --        66,454     0.26%
   FHLMC Dated 01/05/09, 1.5%, Due 01/07/11                                  100,000              --       100,703     0.39%
   FHLMC Series 3149, Class PC, Dated 05/01/06, 6.0%, Due 10/15/31           660,000              --       691,101     2.66%
   FHLMC Series 2883, Class B, Dated 11/01/04, 5.0%, Due 04/15/32            504,000              --       532,667     2.05%
   FHLMC Series 2597, Class AB, Dated 04/01/03, 5.0%, Due 03/15/32           115,000              --       118,407     0.46%
   FHLMC Series 2495, Class LL, Dated 09/01/02, 5.5%, Due 09/15/32            80,000              --        85,947     0.33%
   FHLMC Series 2751, Class BD, Dated 02/01/04, 4.00%, Due 10/15/18           61,758              --        63,887     0.25%
   FHLMC Series 2644, Class BC, Dated 07/01/03, 5.0%, Due 10/15/31            53,000              --        56,198     0.22%
   FHLMC Series 2772, Class YE, Dated 04/01/04, 5.00%, Due 05/15/29           50,000              --        53,133     0.20%
   FHLMC Series 2986, Class PE, Dated 06/01/05, 5.50%, Due 10/15/33           43,000              --        45,816     0.18%
   FHLMC Series 2870, Class AE, Dated 10/01/04, 4.50%, Due 10/15/19           43,443              --        43,051     0.17%
   FHLMC Series 2937, Class VC, Dated 02/01/05, 5.00%, Due 06/15/14           35,627              --        38,082     0.15%
   FHLMC Series 2828, Class JK, Dated 07/01/04, 4.50%, Due 07/15/19           37,790              --        37,458     0.14%
   FHLMC Series 2932, Class AP, Dated 02/01/05, 5.0%, Due 01/15/31            30,000              --        31,311     0.12%
   FHLMC Series 2780, Class JA, Dated 04/01/04, 4.50%, Due 04/15/19           30,844              --        31,069     0.12%
   FHLMC Series 2864, Class NA, Dated 09/01/04, 5.50%, Due 01/15/31           28,827              --        30,538     0.12%
   FHLMC Series 2735, Class PG, Dated 01/01/04, 5.50%, Due 09/15/32           25,000              --        26,581     0.10%
   FHLMC Series 2931, Class DC, Dated 02/01/05, 4.00%, Due 06/15/18           25,000              --        26,097     0.10%
   FHLMC Series 3209, Class TB, Dated 08/01/06, 5.00%, Due 06/15/31           23,000              --        23,846     0.09%
   FHLMC Series 2687, Class MQ, Dated 10/01/03, 4.5%, Due 10/15/18            21,139              --        21,782     0.08%
   FHLMC Series 2700, Class PD, Dated 11/28/03, 4.5%, Due 02/15/27            17,668              --        17,961     0.07%
   FHLMC Series 3035, Class PA, Dated 09/01/05, 5.5%, Due 09/15/35            11,165              --        12,047     0.05%
   FNMA Dated 09/01/08, 5.00%, Due 10/01/23                                  299,727              --       316,514     1.22%
   FNMA Dated 04/21/09, 5.00%, Due 05/20/24                                   87,000              --        87,103     0.33%
   FNMA Series 2004-58, Class LJ, Dated 06/25/04, 5.0%, Due 07/25/34         599,166              --       632,112     2.43%
   FNMA Series 2003-71, Class HC, Dated 07/01/03, 3.50%, Due 08/25/33        471,368              --       476,445     1.83%
   FNMA Series 2003-66, Class MB, Dated 06/01/03, 3.50%, Due 05/25/23        314,537              --       322,738     1.24%
   FNMA Series 2004-99, Class CA, Dated 12/30/04, 5.50%, Due 11/25/34        204,724              --       203,946     0.78%
   FNMA Series 2007-82, Class B, Dated 07/01/07, 5.00%, Due 11/25/33         155,733              --       165,635     0.64%
   FNMA Series 2004-1, Class LL, Dated 01/01/04, 5.5%, Due 02/25/34           91,000              --        90,549     0.35%
   FNMA Series 2004-88, Class HA, Dated 11/01/04, 6.50%, Due 07/25/34         78,466              --        83,315     0.32%
   FNMA Series 2003-36, Class OQ, Dated 04/01/03, 5.00%, Due 12/25/31         78,000              --        82,556     0.32%

Consolidated Schedule of Investments

MARCH 31, 2010 (CONCLUDED)

                                                                         COMMITMENT OR
                                                                           PRINCIPAL      UNFUNDED                  % OF NET
DESCRIPTION                                                                  AMOUNT      COMMITMENT      VALUE       ASSETS
-----------                                                              -------------   ----------   -----------   --------
FIXED INCOME SECURITIES (CONTINUED)
   FNMA Series 2005-58, Class MA, Dated 06/01/05, 5.50%, Due 07/25/35          62,302        --            67,413      0.26%
   FNMA Series 2007-51, Class PA, Dated 05/01/07, 5.50%, Due 05/25/37          49,256        --            53,093      0.20%
   FNMA Series 2002-80, Class CH, Dated 10/01/02, 4.50%, Due 09/25/32          50,000        --            52,088      0.20%
   FNMA Series 2003-37, Class QD, Dated 04/01/03, 5.00%, Due 05/25/32          48,813        --            51,648      0.20%
   FNMA Series 2004-37, Class GC, Dated 05/01/04, 5.25%, Due 08/25/31          38,000        --            38,521      0.15%
   FNMA Series 2003-71, Class UA, Dated 07/01/03, 4.00%, Due 08/25/18          20,427        --            20,635      0.08%
   FNMA Series 2004-91, Class A, Dated 11/01/04, 5.00%, Due 11/25/32           19,238        --            20,297      0.08%
   FNMA Series 2003-33, Class AE, Dated 04/01/03, 4.50%, Due 03/25/33           4,555        --             4,783      0.02%
   GNMA Series 2008-87, Class BG, Dated 10/01/08, 5.50%, Due 04/20/36         675,000        --           699,771      2.69%
   GNMA Series 2009-34, Class DA, Dated 05/01/09, 4.50%, Due 03/20/34         513,124        --           538,663      2.07%
   GNMA Series 2009-79, Class DG, Dated 09/01/09, 4.75%, Due 02/20/39         493,329        --           488,125      1.88%
   GNMA Series 2009-57, Class NG, Dated 07/01/09, 3.50%, Due 05/16/39         474,569        --           466,413      1.79%
   GNMA Series 2004-75, Class NG, Dated 09/01/04, 5.50%, Due 09/20/33         400,000        --           428,201      1.65%
   GNMA Series 2008-63, Class KH, Dated 07/01/08, 5.50%, Due 02/20/37         255,333        --           265,976      1.02%
   GNMA Series 2009-26, Class AB, Dated 04/01/09, 4.50%, Due 07/20/34         238,337        --           250,316      0.96%
   GNMA Series 2008-84, Class JA, Dated 10/01/08, 5.5%, Due 09/20/38          210,000        --           217,965      0.84%
   GNMA Series 2003-40, Class TA, Dated 05/01/03, 4.50%, Due 03/20/33         154,000        --           160,074      0.61%
   GNMA Series 2003-70, Class TE, Dated 08/01/03, 5.50%, Due 02/20/33         130,000        --           139,597      0.54%
   GNMA Series 2002-29, Class LN, Dated 05/01/02, 6.50%, Due 05/20/32         120,997        --           128,998      0.49%
   GNMA Series 2005-13, Class BD, Dated 02/01/05, 5.00%, Due 02/20/34         112,000        --           118,639      0.45%
   GNMA Series 2003-7, Class VT, Dated 01/01/03, 6.00%, Due 12/20/22           97,496        --           100,408      0.39%
   GNMA Series 2009-122, Class UH, Dated 12/01/09, 4.50%, Due 05/20/38         99,237        --            96,566      0.37%
   GNMA Series 2002-66, Class B, Dated 09/01/02, 4.25%, Due 12/16/25           88,000        --            92,469      0.36%
   GNMA Series 2005-13, Class PB, Dated 02/01/05, 5.00%, Due 09/20/34          70,000        --            74,634      0.29%
   GNMA Series 2008-21, Class LB, Dated 03/01/08, 5.50%, Due 01/20/38          65,000        --            69,466      0.27%
   GNMA Series 2004-69, Class BE, Dated 09/01/04, 5.00%, Due 10/20/32          63,000        --            66,611      0.25%
   GNMA Series 2004-47, Class QD, Dated 06/01/04, 5.00%, Due 08/16/33          51,669        --            54,213      0.21%
   GNMA Series 2005-30, Class DC, Dated 04/01/05, 5.00%, Due 12/20/32          50,000        --            53,176      0.20%
   GNMA Series 2007-5, Class LC, Dated 02/01/07, 5.50%, Due 11/20/32           50,000        --            53,051      0.20%
   GNMA Series 2004-101, Class BC, Dated 11/01/04, 5.00%, Due 06/20/31         50,000        --            52,876      0.20%
   GNMA Series 2005-7, Class BG, Dated 02/01/05, 5.00%, Due 02/20/32           46,196        --            48,911      0.19%
   GNMA Series 2005-26, Class BA, Dated 03/01/05, 5.50%, Due 03/20/32          45,000        --            47,251      0.18%
   GNMA Series 2005-60, Class HC, Dated 09/01/05, 5.00%, Due 05/20/32          41,000        --            43,349      0.17%
   GNMA Series 2003-39, Class LM, Dated 05/01/03, 5.00%, Due 05/20/32          26,000        --            27,376      0.10%
   GNMA Series 2004-42, Class LE, Dated 06/01/04, 5.50%, Due 07/20/33          25,000        --            26,699      0.10%
   GNMA Series 2004-42, Class AG, Dated 06/01/04, 6.00%, Due 03/20/32          24,000        --            25,212      0.10%
   GNMA Series 2006-41, Class DB, Dated 08/01/06, 5.50%, Due 11/16/31          20,000        --            21,145      0.08%
   GNMA Series 1999-15, Class PC, Dated 05/01/99, 5.00%, Due 04/16/29          11,946        --            12,476      0.05%
   GNMA Series 2003-46, Class TA, Dated 06/01/03, 5.50%, Due 03/20/33          11,000        --            11,463      0.04%
   GNMA Series 2003-18, Class KA, Dated 03/01/03, 5.00%, Due 07/20/31           1,874        --             1,921      0.01%
   GNMA, Dated 10/01/08, 6.00%, Due 10/15/23                                  237,858        --           256,904      0.99%
   Western Asset Money Market Fund                                            304,383        --           304,383      1.17%
                                                                          -----------                 -----------    ------
      TOTAL FIXED INCOME SECURITIES (cost $10,428,450)                    $10,063,921                  10,443,206     40.16%
                                                                          ===========                 -----------    ------
      TOTAL INVESTMENTS AT FAIR VALUE (cost $40,679,239)                                              $26,284,580    101.09%
                                                                                                      ===========    ======

See accompanying notes to consolidated financial statements.

(1) Investments in Underlying Funds are illiquid and exempt from registration under the Securities Act of 1933.

* A redemption request has been submitted for the investment in RREEF America REIT III, Inc., however that fund has suspended redemptions for an indefinite period.

Consolidated Statement of Operations

FOR THE YEAR ENDED MARCH 31, 2010

INVESTMENT INCOME
Interest ........................................................   $   502,649
Underlying Funds ................................................       129,259
                                                                    -----------
   Total investment income ......................................       631,908
                                                                    -----------
EXPENSES
Management fees .................................................       480,538
Professional fees ...............................................       212,691
Administration fees .............................................       173,139
Board of Directors' fees ........................................        40,500
Compliance ......................................................        42,996
Printing expenses ...............................................        59,064
Insurance expenses ..............................................        31,151
Other expenses ..................................................        47,823
                                                                    -----------
    Total operating expenses before reimbursement from Adviser ..     1,087,902
Reimbursement from Adviser ......................................      (227,500)
                                                                    -----------
    Net operating expenses ......................................       860,402
                                                                    -----------
NET INVESTMENT LOSS .............................................      (228,494)
NET REALIZED LOSS ON INVESTMENTS ................................       (88,526)
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS ............    (6,965,720)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $(7,282,740)
                                                                    ===========

          See accompanying notes to consolidated financial statements.

Consolidated Statements of Changes in Net Assets

                                                             FOR THE YEARS ENDED MARCH 31,
                                                             -----------------------------
                                                                   2010          2009
                                                               -----------   -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss ......................................     $  (228,494)  $  (226,622)
Net realized gain (loss) on investments ..................         (88,526)      118,911
Net change in unrealized depreciation on investments .....      (6,965,720)   (8,323,058)
                                                               -----------   -----------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..      (7,282,740)   (8,430,769)
                                                               -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Capital redemptions ......................................         (33,054)      (35,455)
Return of capital distributions to shareholders ..........              --       (82,170)
                                                               -----------   -----------
NET DECREASE IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ............................         (33,054)     (117,625)
                                                               -----------   -----------
   NET DECREASE IN NET ASSETS ............................      (7,315,794)   (8,548,394)
Net Assets, beginning of year ............................      33,317,334    41,865,728
                                                               -----------   -----------
NET ASSETS, END OF YEAR ..................................     $26,001,540   $33,317,334
                                                               ===========   ===========

See accompanying notes to consolidated financial statements.

Consolidated Statement of Cash Flows

FOR THE YEAR ENDED MARCH 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations ................   $ (7,282,740)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
   Net realized loss on investments .................................         88,526
   Net change in unrealized depreciation on investments .............      6,965,720
   Increase/decrease in operating assets and liabilities
       Purchases of investments owned ...............................    (17,169,714)
       Proceeds from disposition of investments owned ...............     17,123,743
       Due from Underlying Funds ....................................         25,718
       Accrued interest receivable ..................................         71,174
       Prepaid expenses and other assets ............................        (16,183)
       Management fees payable ......................................         44,763
       Accrued expenses and other liabilities .......................         13,680
                                                                        ------------
       NET CASH USED IN OPERATING ACTIVITIES ........................       (135,313)
                                                                        ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Capital Redemptions .................................................        (33,054)
                                                                        ------------
   Net cash used in financing activities ............................        (33,054)
                                                                        ------------
NET DECREASE IN CASH AND CASH EQUIVALENTS ...........................       (168,367)
CASH AND CASH EQUIVALENTS AT:
   Beginning of year ................................................        178,640
                                                                        ------------
   END OF YEAR ......................................................   $     10,273
                                                                        ============

See accompanying notes to consolidated financial statements.

Consolidated Financial Highlights

                                                                                  FOR THE YEARS ENDED MARCH 31,
                                                               ------------------------------------------------------------------
                                                                   2010           2009          2008         2007         2006
                                                               -----------    -----------   -----------  -----------  -----------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
   THE PERIOD)(1):
   Net asset value, beginning of period ...................... $    811.63    $  1,019.00   $  1,012.27  $    988.40  $  1,003.05
   Net investment income (loss) ..............................       (5.57)         (5.52)         8.31        17.34        13.40
   Net realized gain (loss) on investments ...................       (2.16)          2.90          3.65        (1.05)       (0.33)
   Net change in unrealized appreciation (depreciation) on
      investments ............................................     (169.72)       (202.75)         3.27        36.10       (14.17)
                                                               -----------    -----------   -----------  -----------  -----------
      Total from operations ..................................     (177.45)       (205.37)        15.23        52.39        (1.10)
                                                               -----------    -----------   -----------  -----------  -----------
   Distributions to shareholders from net investment income ..          --             --         (4.80)      (18.70)      (13.55)
   Return of capital distributions to shareholders ...........          --          (2.00)        (3.70)       (9.82)          --
                                                               -----------    -----------   -----------  -----------  -----------
      Total distributions to shareholders ....................          --          (2.00)        (8.50)      (28.52)      (13.55)
                                                               -----------    -----------   -----------  -----------  -----------
   NET ASSET VALUE, END OF PERIOD ............................ $    634.18    $    811.63   $  1,019.00  $  1,012.27  $    988.40
                                                               ===========    ===========   ===========  ===========  ===========
Total return(2) ..............................................      (21.86)%       (20.15)%        1.51%        5.36%       (0.11)%
                                                               ===========    ===========   ===========  ===========  ===========
Net assets, end of period .................................... $26,001,540    $33,317,334   $41,865,728  $41,710,384  $19,981,590
                                                               ===========    ===========   ===========  ===========  ===========
RATIOS TO AVERAGE NET ASSETS(3):
   Expenses, Including Expense Reimbursement .................        2.88%          2.87%         2.59%        2.46%        2.54%
   Expenses, Excluding Expense Reimbursement .................        3.65%          3.62%         3.14%        2.88%        4.39%
   Net Investment Income (Loss) ..............................       (0.77)%        (0.58)%        0.82%        1.74%        1.35%
   Portfolio Turnover Rate ...................................       58.14%         46.57%        53.83%       25.92%       27.59%

See accompanying notes to consolidated financial statements.

(1) Per share calculations are based on average shares outstanding during the period.

(2) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Past performance is not a guarantee of future results.

(3) Ratios do not include expenses of Underlying Fund investments. Ratios are annualized.

Notes to Consolidated Financial Statements

March 31, 2010

(1) ORGANIZATION

Madison Harbor Balanced Strategies, Inc. (the "Fund"), is a Maryland corporation formed on December 16, 2003, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005, and held its final closing on December 31, 2006 (the "Final Closing"). The Fund has elected to be treated as a real estate investment trust ("REIT") for federal income tax purposes. Pursuant to the investment advisory agreement, dated April 28, 2008, Aviva Investors North America, Inc. ("AINA"), an Iowa Corporation, serves as the adviser of the Fund (the "Adviser"). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors (the "Board") has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the "Underlying Funds"). The Fund's investment period ended December 31, 2007 and the duration of the Fund is anticipated to be ten years from the Final Closing.

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. ("MHBS-TRS"). Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its Fund. The Fund may employ one or more taxable REIT subsidiaries through which to invest in Underlying Funds or other assets, the ownership of which might adversely affect the Fund's qualification under the REIT rules if such assets were held directly. As of March 31, 2010, the Fund's investment in Barrow Street Real Estate Investment Fund III and a portion of its investment in Harrison Street Real Estate Partners I, LP was made through MHBS-TRS.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (A) FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") ACCOUNTING STANDARDS CODIFICATION

          The FASB issued FASB ASC 105 (formerly FASB Statement No. 168), The "FASB Accounting Standards Codification(TM)" and the Hierarchy of Generally Accepted Accounting Principles ("ASC 105") in June 2009. ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative accounting principles generally accepted in the United States of America ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

          Following the effectiveness of the Codification, the FASB is not issuing new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it is issuing Accounting Standards Updates, which serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

          GAAP was not intended to be changed as a result of the FASB's Codification project, but the Codification does change the way the guidance is organized and presented. As a result, these changes can have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies. The Codification was effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund implemented the Codification for the period ending September 30, 2009.

     (B)  BASIS OF PRESENTATION

          The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

     (C)  USE OF ESTIMATES

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

     (D)  PRINCIPLES OF CONSOLIDATION

          The accompanying consolidated financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and its wholly-owned subsidiary, MHBS-TRS. MHBS-TRS is 100% owned and controlled by the Fund and consolidation is therefore appropriate.

     (E)  VALUATION

          FAIR VALUE MEASUREMENT--DEFINITION AND HIERARCHY

          The Fund adopted ASC 820 (formerly Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements"), as of November 8, 2007, which requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820 establishes a fair value hierarchy, which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

               - Level 1--Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

          Examples of assets utilizing Level 1 inputs are: most U.S. Government securities and money market securities.

               - Level 2--Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Examples of assets utilizing Level 2 inputs are: certain U.S. agency securities and collateralized mortgage obligations.

               - Level 3--Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Examples of assets utilizing Level 3 inputs are: private equity real estate funds.

          The availability of observable inputs can vary from product to product and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

          Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund's own assumptions are set to reflect those that market participants would use in pricing the asset at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2 or Level 2 to Level 3.

          U.S. GOVERNMENT SECURITIES AND MONEY MARKET SECURITIES. U.S. government securities and money market securities are valued using quoted market prices. Valuation adjustments are not applied. Accordingly, the Fund's investments in U.S. government securities are categorized in Level 1 of the fair value hierarchy.

          U.S. AGENCY SECURITIES. U.S. agency securities include collateralized mortgage obligations and are generally valued using quoted market prices or are benchmarked thereto. Accordingly, the Fund's investments in U.S. agency securities are categorized in Level 2 of the fair value hierarchy.

          INVESTMENTS IN PRIVATE EQUITY REAL ESTATE FUNDS. The Fund's investments in private equity real estate funds take the form of direct private investments in such entities. The transaction price is used as the best estimate of fair value at inception. Thereafter, valuation is based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable company transactions, performance multiples and changes in market outlook, among other factors. These nonpublic investments are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the fair value is unobservable.

          Fair value is determined in good faith by the Board based upon relevant available information including the reported net asset value per share of the Underlying Funds, valuations provided by the boards or managers of the Underlying Funds, other reports or information deemed reliable by the Adviser regarding the Underlying Funds themselves or the markets in which they operate, and adjustments to the reported net asset value of the Underlying Funds, if any, as determined by the Board based on the other information obtained. The Fund's net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair value as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

     (F)  INCOME AND EXPENSE RECOGNITION

          Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.

          The Fund is responsible for and pays all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser's management fee, fees paid to the Fund's administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors' and officers' insurance, travel expenses incurred on the Fund's behalf, and organizational and offering costs of the Fund.

          In the event that the expenses of the Fund in any particular fiscal year of operations, excluding the Adviser's management fees, offering costs, taxes and extraordinary items, and any expenses from MHBS-TRS, exceed 1.00% of the Fund's average month-end net asset value for the fiscal year (the "Expense Reimbursement Methodology"), the Adviser will reimburse the Fund for any such expenses incurred above that amount (the "Expense Reimbursement"). The Fund notes that its private placement memorandum stated that "in the event that [the Fund's] total ongoing operating expenses in any particular fiscal year of operations, excluding management fees, exceed 1.00% of [the Fund's] net asset value as determined at the end of that fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of [the Fund's] net asset value," (the "Stated Methodology"). In fact, the Stated Methodology was never employed, and the Expense Reimbursement Methodology has historically benefitted the Fund's shareholders, compared with the amount that would have been reimbursed to the Fund under the Stated Methodology. The Fund believes that the Expense Reimbursement Methodology represents the industry standard for fee reimbursements of this nature. However, when the value of the net assets of the Fund is declining, as it has been in the current market environment, the Expense Reimbursement Methodology would be less beneficial to Fund shareholders than the Stated Methodology.

          The total expenses of the Fund, excluding management fees, offering costs, taxes, expenses of the Fund's taxable REIT subsidiary and extraordinary items, for the year ended March 31, 2010, amounted to $526,985 and the Expense Reimbursement for such period amounted to $227,500.

     (G)  INCOME TAXES

          The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and has operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005 and thereafter and it is management's intention to adhere to these requirements and maintain the Fund's REIT status.

          As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.

          For the tax year ended December 31, 2009, MHBS-TRS incurred a net operating loss ("NOL") for federal income tax purposes of approximately $856,000 which is available for carry forward through 2029. The difference between the tax loss and the financial statement loss of MHBS-TRS of approximately $703,000 mainly relates to the realization of unrealized losses recognized in prior years for financial statement purposes. As of December 31, 2009, the cumulative NOL is approximately $1,698,000 which expires through 2029. For the tax years ended December 31, 2009, 2008, 2007 and 2006, MHBS-TRS has recorded a full valuation allowance against the deferred tax asset relating to the cumulative NOL to the extent that the cumulative NOL exceeds the unrealized gains on investments, if any.

          In June 2006, the FASB issued ASC subtopic 740-10 (formerly FIN 48) "Accounting for Uncertainty in Income Taxes" ("ASC 740-10"). ASC 740-10 prescribes guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions deemed to meet the "more likely than not" threshold would be recorded as a tax benefit or expense in the current year. There was no impact to the Fund of adopting ASC 740-10 as of September 28, 2007. Management has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (2006, 2007, 2008, 2009) and has concluded that as of March 31, 2010, no provision for income tax would be required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Interest and penalties on uncertain tax positions, should any be taken, will be classified as interest and other expense, respectively.

     (H)  DISTRIBUTIONS TO SHAREHOLDERS

          Distributions to shareholders are recorded on the declaration date.

     (I)  CASH AND CASH EQUIVALENTS

          The Fund considers cash in banks, obligations of the U.S. Government, commercial paper and deposits with financial institutions with maturities of three months or less when acquired and that can be liquidated without prior notice or penalty, to be cash and cash equivalents.

          The Fund currently maintains its cash balances with SEI Private Trust Company. The Fund has not experienced any losses on such accounts and does not believe it is exposed to any significant risk on cash and cash equivalents. From time to time, the Fund may, during the course of operations, maintain cash balances with financial institutions in excess of federally insured limits.

     (J)  RECENT ACCOUNTING PRONOUNCEMENTS

          In April 2009, the FASB issued ASC subtopic 820-10 (formerly FSP FAS No. 157-4) "DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY" ("ASC 820-10"), which is effective for the Fund beginning April 1, 2009. ASC 820-10 affirms that the objective of fair value when the market for an asset or liability is not active is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ASC 820-10 provides guidance for estimating fair value when the volume and level of market activity for an asset or liability have significantly decreased and determining whether a transaction was orderly. ASC 820-10 applies to all fair value measurements when appropriate. The Fund does not believe that the current or future impact of this guidance will have a significant impact on its financial position, cash flows, or disclosures.

(3) CAPITAL SHARE TRANSACTIONS

As of March 31, 2010, 300,000 shares of $0.0001 par value common stock were authorized.

Shares of the Fund's common stock were initially sold at a price of $1,000 per share. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund had its final closing on December 31, 2006. The Fund may, from time to time after the one-year anniversary of the Final Closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value, and will at no time exceed more than 5% of the Fund's outstanding shares. The Fund did not make a tender offer during the years ended March 31, 2010 and 2009, but did, at the discretion of the Board, make a repurchase of 35 shares for $35,455 during the year ended March 31, 2009, and 50 shares for $33,054 during the year ended March 31, 2010, from the estates of deceased shareholders.

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund's shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.325% and 0.650% of net asset value annually.

As of March 31, 2010, affiliates of the Adviser owned approximately 0.1% of the shares of the Fund.

(4) INVESTMENTS

As of March 31, 2010, the Fund had committed an aggregate of $42,055,700 to 14 Underlying Funds. With the exception of one Underlying Fund, redemptions are not permitted and liquidity is available only to the extent that the Underlying Funds make distributions. Underlying Fund RREEF America III REIT, Inc. does permit redemptions but has indefinitely suspended redemptions. As of March 31, 2010, the unfunded commitment to Underlying Funds was $10,419,346.

Cost of investments in, and distributions received from, Underlying Funds, for the year ended March 31, 2010, amounted to $2,677,745 and $409,855, respectively. Distributions received from Underlying Funds included recallable return of capital of $145,055 and non-recallable return of capital of $264,800. The cost of purchases and the proceeds from sales and repayments of fixed-income securities amounted to ($14,491,969) and $16,713,888, respectively, for the year ended March 31, 2010. At March 31, 2010, the original cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At March 31, 2010, net unrealized (depreciation) or appreciation on investments in Underlying Funds and fixed-income securities amounted to ($14,409,415) and $14,756, respectively.

FAIR VALUE MEASUREMENTS

The Fund's assets recorded at fair value have been categorized based upon a fair value hierarchy in accordance with ASC 820. See Note 2 for a discussion of the Fund's policies regarding this hierarchy.

The following fair value hierarchy tables present information about the Fund's assets measured at fair value on a recurring basis as of March 31, 2010:

ASSETS MEASURED AT FAIR VALUE ON A RECURRING BASIS AS OF MARCH 31, 2010

                                      QUOTED PRICES IN
                                       ACTIVE MARKETS  SIGNIFICANT OTHER SIGNIFICANT OTHER
                                        FOR IDENTICAL      OBSERVABLE       UNOBSERVABLE    BALANCE AS OF
                                           ASSETS            INPUTS            INPUTS      MARCH 31, 2010
                                      ---------------- ----------------- ----------------- --------------
                                          (LEVEL 1)        (LEVEL 2)         (LEVEL 3)
Fixed Income Securities:
   Money Market Fund                      $304,383        $        --       $        --      $   304,383
   U.S. Agency Securities and
      Collateralized Mortgage
      Obligations                               --         10,138,823                --       10,138,823
Private Equity Real Estate Funds                --                 --        15,841,374       15,841,374
                                          --------        -----------       -----------      -----------
TOTAL                                     $304,383        $10,138,823       $15,841,374      $26,284,580
                                          ========        ===========       ===========      ===========

CHANGES IN LEVEL 3 ASSETS MEASURED AT FAIR VALUE ON A RECURRING BASIS FOR THE YEAR ENDED MARCH 31, 2010

                                                                                      PURCHASE, SALES,
                                                                     TOTAL REALIZED       OTHER
                       BEGINNING  REALIZED GAINS     UNREALIZED      AND UNREALIZED    SETTLEMENTS AND
                        BALANCE     (LOSSES)(1)  GAINS (LOSSES)(1) GAINS (LOSSES)(1) ISSUANCES, NET (2) ENDING BALANCE
                     ------------ -------------- ----------------- ----------------- ------------------ --------------
Private Equity Real
   Estate Funds      $ 20,318,787       $--         $(6,874,561)      $(6,874,561)       $2,397,148       $15,841,374
                     ============       ===         ===========       ===========        ==========       ===========

(1) Realized and unrealized gains(losses) are included in net realized gains on investments and net changes in unrealized appreciation(depreciation) on investments in the consolidated statement of operations.

(2) Includes $129,259 of investment income included in the consolidated statement of operations.

(5) INVESTMENT ADVISORY FEES

Pursuant to the investment advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, in advance, a management fee at an annualized rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments, and 1.00% of the net asset value of the

Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds (the "Managed Account").

(6) ADMINISTRATION AGREEMENT

SEI Investments Global Funds Services (the "Administrator") provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the year ended March 31, 2010, the Fund incurred Administration fees of $173,139.

(7) DISTRIBUTIONS TO SHAREHOLDERS

The following distribution was declared by the Fund during the year ended March 31, 2009. There were no distributions declared during the year ended March 31, 2010.

Declaration Date Pay Date    Rate per Share  Total
---------------- ----------- -------------- -------
April 30, 2008   May 2, 2008      $2.00     $82,170
                                  =====     =======

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. The primary reasons that differences may exist between the Fund's tax-basis versus GAAP-basis net investment income are: (1) certain GAAP-basis amounts recognizable for tax purposes in different tax years; (2) certain GAAP-basis offering cost expenses not recognizable for tax purposes; and (3) differing tax and GAAP year ends (December 31, and March 31, respectively). These differences are temporary in nature.

Distributions paid to shareholders during the year ended March 31, 2009 were classified as a return of capital for federal income tax reporting purposes.

For the years ended March 31, 2010 and 2009, the Fund had no distributable earnings.

(8) SUBSEQUENT EVENTS

Subsequent to March 31, 2010, the following capital calls were funded:

Underlying Fund                                      Amount        Date
---------------                                     --------   ------------
Barrow Street Real Estate Investment Fund III, LP   $166,421   May 5, 2010
Guardian Realty Fund II, LLC                          39,560   May 19, 2010

Primary Strategies Implemented by Underlying Funds

                                     FIVE                                            LEGG                  THOR  TRANS-   URBAN
                  BARROW   EXETER   ARROWS GUARDIAN HARRISON KEYSTONE LEGACY LEGACY MASON PARMENTER RREEF URBAN WESTERN AMERICAN
                    III  INDUSTRIAL   IV      II     STREET     II       I      II    II     III     III    II     II      II
                  ------ ---------- ------ -------- -------- -------- ------ ------ ----- --------- ----- ----- ------- --------
INVESTMENT
   STRATEGY
CORE PLUS                                      X
VALUE-ADD            X       X         X       X                 X       X      X             X       X     X                  X
OPPORTUNISTIC        X                                  X        X                                          X
MEZZANINE                                                                             X                             X
FOOTPRINT
REGIONAL                     X                 X                 X       X      X             X                                X
NATIONAL             X                 X                X                             X               X     X       X
PROPERTY TYPES
OFFICE               X                 X       X                 X       X      X     X       X       X             X
RETAIL                                 X                                                              X     X       X
MULTI-FAMILY         X                                                                X               X             X          X
INDUSTRIAL                   X         X                         X              X     X               X
HOTEL/RESORT         X                 X                                              X                             X
RESEARCH &
   DEVELOPMENT                                                           X      X
LAND                                                                                                  X
SPECIALTY                              X                X                             X               X
CONTRIBUTION
   TO VALUE
OPERATOR /
   ACTIVE
   MANAGEMENT                X                 X                 X       X      X             X       X     X                  X
ALLOCATOR OF
   CAPITAL           X                 X                X                                             X
LENDER                                                                                X                             X
AGGRESSIVE
   LEASING                   X                 X        X        X       X      X             X       X     X                  X
MINOR COSMETIC
   UPGRADES                  X                 X        X        X       X      X             X       X     X                  X
REDEVELOPMENT        X       X                          X        X       X      X             X       X     X
DEVELOPMENT          X       X                          X                       X                           X
OPERATING
   COMPANY
   INVESTING                           X
FOR-SALE
   STRATEGIES        X                                                                                             X
EXTERNAL
   OPPORTUNITY
   DRIVERS
INDUSTRY
   CONSOLIDATION                               X                         X      X
MARKET TIMING                X                                           X      X             X             X
REPLACEMENT
   COSTS             X       X                 X        X        X       X      X             X       X     X                  X
INADEQUATE
   CAPITALIZATION    X       X         X                X                             X                     X      X           X
ASSET LEVEL
   DISTRESS          X       X                                   X       X      X             X       X     X                  X
MARKET LEVEL
   DISTRESS                                                              X      X                     X

Private Equity Funds and the J-Curve

The private equity Underlying Funds in which we invest will likely experience operating losses in the early years of their operations--as they call capital from investors and begin to build their respective portfolios. Therefore, until they fully execute their strategies, it may take several years for the Underlying Funds to appreciate (or depreciate) in value. As such, our proportionate allocated share of these operating losses will likely result in a decline in the recorded values of our Underlying Fund investments in the early years of the Fund's life. This phenomenon, known as the "J-Curve", is typical of private equity investing.

In making our investments in Underlying Funds, we have made the judgment that, as the Underlying Funds fulfill their investment programs, gains will be realized in the later years of their operations that will more than offset the earlier operating losses, thus resulting in long-term positive annualized total returns. However, there can be no assurance that such judgments will prove correct and, more generally, there can be no assurance regarding the future performance of any investment in an Underlying Fund.

In the hypothetical illustration below, please observe that the return for a typical Underlying Fund, and by extension the effect on our Fund, is negative in the early years but projected to "turn the corner" and reach positive levels in later years. It is important to note that investing in private equity is a long term pursuit. Again, although future performance is never guaranteed, we strongly believe that investors with patience will ultimately be rewarded.

                  J-CURVE PHENOMENON--HYPOTHETICAL ILLUSTRATION

                              (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

Privacy Policy

This privacy statement is issued by Madison Harbor Balanced Strategies, Inc. We consider privacy to be fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' nonpublic personal information.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described in this notice. We never sell client lists or individual client information. Internal policies and procedures are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, and through transactions with us or our affiliates. We collect information about our clients (such as name, address, birth date, social security number, educational and professional background, assets and income) and their transactions with us (such as investments, performance and account balances). To be able to serve our clients, the information we collect is shared with our affiliates and to third parties that perform various services for us, such as transfer agents, lawyers, accountants, custodians and broker-dealers. This includes identification information (e.g., name and address), transaction and experience information (e.g., account balance), and other information necessary to accomplish customer transactions. In addition, the information we collect may be shared with affiliates, with financial institutions with which we have joint marketing agreements, or with other parties as permitted or required by law. Depending on where you live, state or local law may provide you with additional protections and may require that we send you additional notices. If any law requires that we obtain permission before we share your information, we will do so. Finally, we may be required by domestic or foreign laws to disclose certain information about our clients to tax or other authorities.

Any organization receiving client information may only use it for the purpose designated by Madison Harbor Balanced Strategies, Inc. or its affiliates.

Management Team and Independent Directors(1)

SENIOR MANAGEMENT TEAM

Edward M. Casal, 52, PRESIDENT, CHIEF EXECUTIVE OFFICER, CHIEF INVESTMENT OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS OF THE FUND. Mr. Casal is also the Chief Investment Officer and Chairman of the Global Real Estate Multi-Manager Group of Aviva Investors. Mr. Casal has over 26 years of broad experience in real estate and corporate finance at Madison Harbor Capital, UBS, Dillon, Read & Co. and Goldman, Sachs & Co. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions.

Russell H. Bates, 43, EXECUTIVE VICE PRESIDENT. Mr. Bates also serves as Portfolio Manager and on the Global Investment Committee of the Global Real Estate Multi-Manager Group of Aviva Investors. Mr. Bates has over 15 years of experience in business and law, most recently with Madison Harbor Capital, and as a real estate investment banker at UBS and Friedman Billings Ramsey, and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the State Bar of Maryland.

INDEPENDENT DIRECTORS OF THE FUND

Cydney C. Donnell, 50, is an Executive Professor in Finance at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell is a Board member of American Campus Communities Inc., Pebblebrook Hotel Trust, and the Employees Retirement System of Texas. Ms. Donnell serves on the Valuation, Audit and Nominating & Compensation Committees of the Fund.

Stanley R. Perla, CPA, 66, is the Managing Partner at Cornerstone Accounting Group LLP. He was previously Vice President and Director of Internal Audit at Vornado Realty Trust, and a real estate audit partner with Ernst & Young, where he served as National Director of Real Estate Accounting as well as on Ernst & Young's National Accounting and Audit Committee. Mr. Perla is a Director and Chair of the Audit Committee at American Mortgage Acceptance Company. Mr. Perla is Chair of the Fund's Audit Committee and also serves on the Valuation and Nominating & Compensation Committees.

Leland R. Speed, 77, serves as Chairman of the Board of Directors of two New York Stock Exchange listed real estate investment trusts: Parkway Properties, Inc. and EastGroup Properties, Inc. He also serves as the Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Fund's Audit and Nominating & Compensation Committees.

----------
(1) All directors of the Fund have served since the Fund's inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Casal does not hold any directorships other than with the Fund. Additional information regarding the directors and officers of the Fund may be found in the Fund's most recently filed Form N-CSR, which is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(AVIVA INVESTORS LOGO)

MADISON HARBOR BALANCED STRATEGIES, INC.
The Chrysler Building
405 Lexington Avenue, 47th Floor
New York, NY 10174-4700

For more information,
please call 212.380.5500

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission's website at http://www.sec.gov. However, since the Fund's strategy consists of investing in real estate private equity funds ("Underlying Funds"), for which voting rights will be limited, the Fund will likely have few opportunities, if any, to vote proxies.

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's Chief Executive Officer and Chief Financial Officer. For the calendar year ended December 31, 2009 and the Registrant's fiscal year ended March 31, 2010, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Stanley Perla, who is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: The aggregate fees billed for professional services rendered by Eisner LLP ("Eisner"), the Registrant's independent registered public accounting firm for the fiscal years ended March 31, 2010 and 2009, and KPMG LLP ("KPMG"), the Registrant's independent registered public accounting firm for the fiscal year ended March 31, 2008, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2010 and 2009 were $82,500 and $113,567, respectively.

(b) Audit-Related Fees: The aggregate fees billed for assurance and related services rendered by Eisner and KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended March 31, 2010 and 2009 were $0 and $0, respectively.

(c) Tax Fees: The aggregate fees billed for professional services by Eisner and KPMG for tax compliance, tax advice and tax planning in the fiscal years ended March 31, 2010 and 2009 were $84,531 and $90,725, respectively.

(d) All Other Fees: No such fees were billed to the Registrant by Eisner and/or KPMG in the fiscal years ended March 31, 2010 and 2009.

(e)(1) It is the policy of the Audit Committee to pre-approve all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Registrant by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(B) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Audit Committee may form and delegate authority to subcommittees consisting of one or more independent members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at each of its next scheduled meetings.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------------- ------------------------
                                             FISCAL YEAR 2010        FISCAL YEAR 2009
                ---------------------------- ----------------------- ------------------------
                Audit-Related Fees           0%                      0%
                ---------------------------- ----------------------- ------------------------
                Tax Fees                     0%                      0%
                ---------------------------- ----------------------- ------------------------
                All Other Fees               0%                      0%
                ---------------------------- ----------------------- ------------------------

(f) Not applicable. The percentage of hours expended on Eisner's engagement to audit the Registrant's financial statements for the most recent fiscal year attributed to work performed by persons other than Eisner's full-time, permanent employees was not greater than 50 percent.

(g) The aggregate non-audit fees and services billed by Eisner and KPMG for the fiscal years ended March 31, 2010 and March 31, 2009 were $0 and $0, respectively.

(h) Not applicable. No non-audit services were provided to the Registrant's investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  SCHEDULE OF INVESTMENTS.

A schedule of investments in securities of unaffiliated issuers, as of the close of the reporting period, is included as part of the annual report to shareholders filed under Item 1 of this form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Aviva Investors North America, Inc. ("AINA" or the "Adviser"). However, since the Registrant's strategy consists of investing in real estate private equity funds, for which voting rights will be limited, there will likely be few, if any, opportunities to vote proxies on behalf of the Registrant. The Proxy Voting Policies and Procedures of the Adviser ("Proxy Voting Polices") are as follows:

Aviva Investors North America, Inc.
Proxy Voting Policies and Procedures

Policy

AINA, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best interests of our clients. AINA maintains procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose conflicts of interest, as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of the adviser's proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The senior officer responsible for trading has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping and for AINA's adherence to the policies and procedures set forth in this section 16, except in relation to real estate fund investing. Although ultimately responsible for this section 16, the senior officer responsible for trading may delegate the actual voting of proxies and recordkeeping relating to the same to qualified individuals subject to his or her oversight. AINA's senior officer responsible for advising with respect to real estate fund investing shall be responsible for assuring the implementation of and compliance with this Section with respect to investment advisory activities of AINA relating to real estate fund investing.

Procedure

As part of its advisory service, AINA will vote proxies of portfolio securities for its clients, unless the client desires, or its governing documents require it, to retain authority to vote proxies. All proxy requests will be forwarded to the senior officer responsible for trading or his or her designee for review. AINA may retain a professional consultant to assist it in exercising such authority.

If a material conflict of interest exists between AINA's interests and those of the client with respect to proxy voting, AINA will disclose such conflict in writing to the client and obtain written consent from the client to vote the proxy.

         Routine Proxy Votes: It has been the policy of AINA to vote with management on routine matters affecting the future of the corporation. Our philosophy has been that we can sell the stock if we find ourselves in disagreement regarding conduct of the corporation's affairs.

         Non-Routine Proxy Votes: We will vote shares in portfolios we manage based on our best judgment as to what will produce the best outcome for the client. In the event any routine matter is determined by the senior officer responsible for trading, or his/her designee, to have special significance, we will analyze the issue before voting. The following are non-routine matters:

         o    Diminish shareholder rights or control over management;
         o    Reduce the proportionate share of current holdings; or
         o Entrench management at the expense of current or future shareholders.

Specific proposals in the above categories that will trigger an in-depth analysis by AINA include:

         o    Preemptive rights offerings;
         o    Staggered boards, where they do not exist already;
         o    New classes of shares having different voting rights;
         o    "Poison pills"; and
         o    "Golden Parachutes."

As stated, our vote on unusual corporate events is designed to maximize return consistent with risk, as determined by the best judgment of the senior officer responsible for trading, or his/her designee.

         Client Requests: AINA shall set forth in all advisory contracts (i) a summary of AINA's proxy voting policies and procedures and (ii) information as to how the client may obtain from AINA information/details with respect to AINA's voting of proxies for the client's securities.

         ERISA: AINA presently does not advise a "plan asset" account. If in the future AINA plans to advise a "plan asset" account, additional policies and procedures specifically pertinent to voting proxies for any accounts subject to ERISA will be added to this Manual.

         Record Keeping: To meet the requirements of state and federal law and regulations, and for efficient internal management, consents and supporting material will be kept for 5 years.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Pursuant to an investment advisory agreement, dated April 28, 2008, AINA serves as the investment adviser to the Registrant. Madison Harbor Capital Management, LLC ("MHCM") had previously served as the Registrant's investment adviser from its inception on January 28, 2005. On April 9, 2008, AINA acquired the assets of Madison Harbor Capital, LLC, ("Madison Harbor") the parent company of MHCM. On April 28, 2008, at an in-person meeting, the Registrant's Board, including a majority of the directors who were not interested persons of the Registrant as defined under the Investment Company Act of 1940, approved a new investment advisory agreement with AINA (the "New Advisory Agreement") that contained substantially the same terms and conditions as the prior agreement with MHCM, subject to shareholder approval. The Registrant held a special meeting of shareholders on November 25, 2008, during which the New Advisory Agreement was approved.

In accordance with the terms of the New Advisory Agreement, AINA, through its Investment Committee, is authorized to make all decisions with respect to investments, divestitures, changes in investment strategy, and utilization of leverage. Investment Committee decisions shall be unanimously approved by the members of the Investment Committee. The Investment Committee is currently comprised of Edward M. Casal and Russell H. Bates.

EDWARD M. CASAL, CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER, AND CHIEF INVESTMENT OFFICER OF THE REGISTRANT, 52, is Chief Investment Officer of the Global Real Estate Multi-Manager Group of Aviva Investors ("Aviva"), an affiliate of the Adviser. Mr. Casal has over 25 years of experience in domestic and international corporate finance and real estate investment banking. Mr. Casal has advised public and private real estate clients and their Boards with regard to transactions with an aggregate value in excess of $20 billion. Mr. Casal has originated and transacted both entity-level and real estate property-level transactions including equity and debt financings, secondary real estate transfers, acquisitions, dispositions and mergers, review of corporate strategic alternatives, unsolicited tender offers, spin-offs, split-offs, restructurings, valuations, lease negotiations and fairness opinions.

Mr. Casal was a founder of Madison Harbor and joined AINA when it acquired the assets of Madison Harbor in April 2008. Prior to founding Madison Harbor in 2003, Mr. Casal spent 18 years at UBS Investment Bank, beginning with one of its predecessor companies, Dillon, Read & Co. Inc. From 1985 to 1991, Mr. Casal advised domestic and international clients with regard to a wide range of real estate investment opportunities including joint venture assignments on behalf of institutional investors, restructuring of lease transactions, property sales and acquisitions. From 1992 until the merger with UBS in 1997, he directed the firm's real estate advisory, financing and agency activity in North America primarily focused on real estate transactions for corporations and merger and acquisition transactions for public and private real estate companies. From 1997 to 2001, Mr. Casal served as Executive Director of the UBS Warburg global real estate investment banking team primarily responsible for new business origination and led all of the firm's real estate strategic advisory and M&A assignments in North America. Mr. Casal began his Wall Street career at Goldman, Sachs & Co. where he served in the municipal finance, equity research and real estate departments and his principal investing career with Alan Patricoff Associates, a venture capital firm.

Mr. Casal is a graduate of Tulane University (where he received the Wall Street Journal award for excellence in Finance) and has an MBA from the Harvard Graduate School of Business. He is a member of the Urban Land Institute and the International Council of Shopping Centers.

RUSSELL H. BATES, EXECUTIVE VICE PRESIDENT AND SECRETARY OF THE REGISTRANT, 42, is a Portfolio Manager of the Global Real Estate Multi-Manager Group of Aviva Investors, an affiliate of the Adviser. Mr. Bates has over 15 years of experience in business and law, most recently as a commercial real estate investment banker. Assignments have included over $4 billion in equity and debt financings, mergers, spin-offs, restructurings, valuations and fairness opinions.

Mr. Bates was a founder of Madison Harbor and joined AINA when it acquired the assets of Madison Harbor in April 2008. Prior to founding Madison Harbor in 2003, Mr. Bates was a Director with UBS Investment Bank in its global real estate investment banking group where he was primarily responsible for execution of banking, underwriting, advisory and associated products and services within the real estate, lodging, gaming and leisure sectors. While there he represented clients on numerous public merger transactions including an international hostile takeover, asset sales, private joint venture transactions, and preferred equity capital raising. Prior to joining UBS, he served as a Vice President of Real Estate Investment Banking at Friedman Billings Ramsey where he completed numerous initial public offerings and follow-on offerings for equity and mortgage real estate investment trusts (REITs). Concurrently, he served as Senior Investment Officer for FBR Asset Investment Corporation, a REIT that made mezzanine loans as well as bridge equity investments in private real estate companies prior to an IPO. In this capacity, he originated and managed the mezzanine lending program, evaluated potential investments for its investment committee and had portfolio responsibility for its mortgage loan holdings.

Prior to his investment banking career, Mr. Bates was an attorney with the US Securities and Exchange Commission with its Division of Corporation Finance focusing on Real Estate and Securitization transactions. In addition, Mr. Bates spent four years with PepsiCo, Inc. as a manager focusing on acquisition integration.

Mr. Bates is a graduate of Baylor University and the Southern Methodist University School of Law and is a member of the Urban Land Institute, the International Council of Shopping Centers and the State Bar of Maryland.

                                       ***

Portfolio managers of the Adviser beneficially own equity securities of the Registrant as follows:

Edward M. Casal            $10,001 - $50,000
Russell H. Bates           $10,001 - $50,000

Employees of the Adviser serve as the portfolio managers of the Registrant. The compensation paid to such individuals consists of a base salary and bonus, which is reviewed annually by the executive committee of Aviva Investors.

For the six months ended September 30, 2008, neither MHCM nor AINA received a management fee for the advisory services provided to Registrant because there were no written advisory agreements in place. At the Special Meeting of Shareholders on November 25, 2008, shareholders approved the payment of advisory fees to MHCM and AINA during the period in which no written contracts were in place for the advisory services they provided to the Registrant. Accordingly, MHCM was compensated from August 15, 2007 through March 31, 2008, and AINA was compensated from April 1, 2008 through November 25, 2008.

Effective August 1, 2008, Registrant determined to have AINA manage the portion of the Registrant's portfolio that had been previously managed by Conning, as sub-adviser. As a result, as of August 1, 2008, AINA retained the entire investment advisory fee.

The portfolio managers employed by the Adviser manage the following accounts in addition to the Registrant.

                        Registered Investment            Other Pooled                     Other
                                Companies             Investment Vehicles               Accounts
                      # of Accounts Assets$(000)   # of Accounts Assets$(000)   # of Accounts Assets$(000)
                      --------------------------   --------------------------   --------------------------
Edward M. Casal            0           $--                  0            $--             0         $             --
Russell H. Bates           0           $--                  0            $72,000        0         $             --

CONFLICTS OF INTEREST

The Adviser and its affiliates and employees may engage in a broad spectrum of activities, including sponsoring and managing investment funds, engaging in broker-dealer activities, and other activities. In the ordinary course of business, these institutions or individuals may engage in activities when their interests or the interests of their clients may conflict with the interests of the Registrant and the Registrant's investors.

ALLOCATION OF MANAGEMENT TIME AND SERVICES

The Registrant does not have its own employees and relies upon the Adviser and its affiliates for management of the Registrant and its assets. Conflicts of interest may arise in allocating management time, services or functions between the Registrant and other entities for which the Adviser and its affiliates may provide similar services. The officers and employees of the Adviser devote such time to the Registrant's affairs as they, in their sole discretion, determine to be necessary for the conduct of the Registrant's business.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Neither the Registrant nor any "affiliated purchasers", as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (the "1940 Act"), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the 1940 Act, are filed herewith.

--------------------------------------------------------------------------------

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Madison Harbor Balanced Strategies, Inc.


                                        /s/ Edward M. Casal
                                        -----------------------------
                                        Edward M. Casal
                                        Chief Executive Officer


Date: June 8, 2010



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                        /s/ Edward M. Casal
                                        -----------------------------
                                        Edward M. Casal
                                        Chief Executive Officer


Date: June 8, 2010


                                        /s/ Michael Fortier
                                        -----------------------------
                                        Michael Fortier
                                        Chief Financial Officer



Date: June 8, 2010